FUND TYPE:
-------------------------------------
Money market

INVESTMENT OBJECTIVE:
-------------------------------------
High current income
consistent with the preservation
of principal and liquidity

                    [ICON]
PRUDENTIAL
SPECIAL MONEY
MARKET FUND, INC.

---------------------------------------------------------------
MONEY MARKET SERIES
PROSPECTUS: AUGUST 31, 1999

As with all mutual funds, the Securities and
Exchange Commission has not approved
or disapproved the Fund's shares, nor has the SEC
determined that this prospectus is complete or
accurate. It is a criminal offense to state
otherwise.                                                     [LOGO] PRUDENTIAL
                                                                     INVESTMENTS

TABLE OF CONTENTS
-------------------------------------

1          RISK/RETURN SUMMARY
1          Investment Objective and Principal Strategies
1          Principal Risks
2          Evaluating Performance
3          Fees and Expenses

5          HOW THE FUND INVESTS
5          Investment Objective and Policies
6          Other Investments
7          Additional Strategies
8          Investment Risks

10         HOW THE FUND IS MANAGED
10         Board of Directors
10         Manager
10         Investment Adviser
10         Distributor
11         Year 2000 Readiness Disclosure

12         FUND DISTRIBUTIONS AND TAX ISSUES
12         Distributions
12         Tax Issues

14         HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
14         How to Buy Shares
16         How to Sell Your Shares
18         How to Exchange Your Shares

19         FINANCIAL HIGHLIGHTS

20         THE PRUDENTIAL MUTUAL FUND FAMILY

           FOR MORE INFORMATION (Back Cover)

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PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.    [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.--MONEY MARKET SERIES, which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is HIGH CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF PRINCIPAL AND LIQUIDITY. To achieve this objective, we invest primarily in dollar-denominated commercial paper, asset-backed securities, obligations of financial institutions, funding agreements, securities with demand features and other high-quality money market instruments with remaining maturities of 13 months or less. Some of the money market instruments we may purchase are issued by foreign companies and banks. We manage the Fund to comply with specific rules designed for money market mutual funds. While we make every effort to achieve our investment objective and maintain a net asset value of $1 per share, it is possible to lose money by investing in the Fund. To date, the Fund's net asset value has never deviated from $1 per share.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The money market securities in which the Fund invests are generally subject to the risk that the issuer of a particular security may be unable to make principal and interest payments when they are due. There is also the risk that the securities could lose value because interest rates change or investors lose confidence in the ability of issuers in general to pay back their debt. With respect to the Fund's investments in asset-backed securities, there is a risk of prepayment, which means that if the underlying obligations are repaid before they are due, the security will discontinue paying an attractive rate of income. The Fund's investments in foreign securities involve additional risks. For example, foreign banks and companies generally are not subject to regulatory requirements comparable to those applicable to U.S. banks and companies. In addition, political developments and changes in currency rates may adversely affect the value of the Fund's foreign securities. In all

-------------------------------------------------------------------
MONEY MARKET FUNDS
Money market funds--which hold high-quality short-term debt obligations-- provide investors with a lower risk, highly liquid investment option. These funds attempt to maintain a net asset value of $1 per share, although there can be no guarantee that they will always be able to do so.
-------------------------------------------------------------------

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

cases, however, we invest only in U.S. dollar-denominated securities. Although investments in mutual funds involve risk, investing in money market portfolios like the Fund is generally less risky than investing in other types of funds. This is because the Fund invests only in high-quality securities with remaining maturities of 13 months or less and limits the average maturity of the portfolio to 90 days or less. To satisfy the average maturity and maximum maturity requirements, securities with demand features are treated as maturing on the date that the Fund can demand repayment of the security at par or the next date on which the rate of interest is adjusted.
    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

EVALUATING PERFORMANCE
A number of factors--including risk--affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation. The tables compare the Fund's average annual returns and yield for the periods indicated with those of a group of similar mutual funds. They demonstrate the risk of investing in the Fund and how returns can change. Past performance does not mean that the Fund will achieve similar results in the future. For current yield information, you can call us at (800) 225-1852.

ANNUAL RETURNS(1) (AS OF 12/31/98)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1991                                                  5.81
1992                                                  3.36
1993                                                  2.84
1994                                                  3.80
1995                                                  5.57
1996                                                  4.94
1997                                                  5.09
1998                                                  5.07
BEST QUARTER: 2.05% (2nd quarter of 1990)
WORST QUARTER: 0.64% (2nd quarter of 1993)

(1) THE FUND'S RETURNS ARE AFTER DEDUCTION OF EXPENSES. THE TOTAL RETURN OF THE FUND'S SHARES FROM 1-1-99 TO 6-30-99 WAS 2.16%.

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2  PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.              [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

AVERAGE ANNUAL RETURNS(1) (AS OF 12/31/98)

------------------------------------------------------------------------
                                     1 YR   5 YR      SINCE INCEPTION
------------------------------------------------------------------------
  Fund Shares(1)                     5.07%  4.89%  4.95% (since 1-22-90)
  Lipper Average(2)                  4.85%  4.78%          4.78%

7-DAY YIELD(1) (AS OF 12/31/98)

------------------------------------------------------------------------
------------------------------------------------------------------------
  Fund Shares                        4.75%
  IBC Average(3)                     4.53%

1    THE FUND'S RETURNS AND YIELD ARE AFTER DEDUCTION OF EXPENSES.
2 THE LIPPER FUNDS AVERAGE IS BASED UPON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE U.S. TAXABLE MONEY MARKET FUNDS CATEGORY.
3 THE IBC AVERAGE IS BASED UPON THE AVERAGE YIELD OF ALL MUTUAL FUNDS IN THE INTERNATIONAL BUSINESS COMMUNICATIONS FINANCIAL DATA ALL TAXABLE MONEY MARKET FUND CATEGORY.

FEES AND EXPENSES
These tables show the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)

--------------------------------------------------------
--------------------------------------------------------
  Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)              None
  Maximum deferred sales charge (load)
   (as a percentage of the lower of original
   purchase price or sale proceeds)                 5%(1)
  Maximum sales charge (load) imposed on
   reinvested dividends and other distributions     None
  Redemption fees                                   None
  Exchange fee                                      None

1 SHARES OF THE FUND ARE SOLD WITHOUT ANY SALES CHARGE. SHAREHOLDERS WHO EXCHANGE INTO THE FUND, HOWEVER, MAY BE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE (CDSC) IMPOSED BY THE ORIGINAL FUND UPON THEIR REDEMPTION OF FUND SHARES DEPENDING ON THE DATE OF PURCHASE OF SHARES OF THE ORIGINAL FUND AND THE CLASS OF SHARES PURCHASED. SEE "HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND-- HOW TO SELL YOUR SHARES." THE CDSC IS BASED ON THE PERIOD SHARES OF THE ORIGINAL FUND WERE HELD CALCULATED WITHOUT REGARD TO THE PERIOD DURING WHICH SHARES OF THE FUND ARE HELD AND IS GENERALLY CALCULATED WITH RESPECT TO CLASS B SHARES AT THE FOLLOWING RATES: 5% DURING THE FIRST YEAR, DECREASING BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR AND THEREAFTER. CLASS C SHARES ARE GENERALLY SUBJECT TO A 1% CDSC FOR EIGHTEEN MONTHS AFTER PURCHASE (ONE YEAR FOR CLASS C SHARES PURCHASED BEFORE NOVEMBER 2, 1998). INVESTORS ARE REFERRED TO THE PROSPECTUS OF THE ORIGINAL FUND FOR A DESCRIPTION OF THE APPLICABLE CDSC.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

--------------------------------------------------------
--------------------------------------------------------
  Management fees                                   .50%
  + Distribution and service (12b-1) fees           None
  + Other expenses                                  .15%
  = TOTAL ANNUAL FUND OPERATING EXPENSES            .65%

EXAMPLE(1)
This example will help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------
                                1 YR  3 YRS    5 YRS    10 YRS
---------------------------------------------------------------
  Fund shares                   $566    $508     $462      $810

    You would pay the following expenses on the same investment if you did not sell your shares:

-----------------------------------------------------------------
                                1 YR    3 YRS    5 YRS    10 YRS
-----------------------------------------------------------------
  Fund shares                     $66     $208     $362      $810

1 SHAREHOLDERS WHO EXCHANGE CLASS B OR CLASS C SHARES INTO THE FUND ARE GENERALLY SUBJECT TO A CDSC IMPOSED BY THE ORIGINAL FUND UPON THEIR REDEMPTION OF FUND SHARES DEPENDING ON THE DATE OF PURCHASE OF SHARES OF THE ORIGINAL FUND. THE EXAMPLE TAKES INTO ACCOUNT THE DEFERRED SALES LOAD GENERALLY APPLICABLE TO CLASS B SHARES. FOR FURTHER INFORMATION, SEE "HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND--HOW TO SELL YOUR SHARES."

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4  PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.              [LOGO] (800) 225-1852

HOW THE FUND INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is HIGH CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF PRINCIPAL AND LIQUIDITY. While we make every effort to achieve our objective, we can't guarantee success.
    The Fund invests in high-quality money market instruments to try to provide investors with current income while maintaining a stable net asset value of $1 per share. We manage the Fund to comply with specific rules designed for money market mutual funds. We will purchase obligations such as commercial paper, asset-backed securities, certificates of deposit, time deposits of banks, bankers' acceptances, bank notes, funding agreements and other obligations of both banks and corporations. These obligations must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSROs), such as Moody's Investors Service, Inc. (rated at least Aa or Prime-2), Standard & Poor's Ratings Group (rated at least AA or A-2) and Fitch IBCA (rated at least F2) or, if unrated, of comparable quality. We may also purchase securities of the U.S. Government and its agencies. There is no limitation as to the amount of assets we can invest in the securities of foreign companies and banks. All securities that we purchase will be denominated in U.S. dollars.
    COMMERCIAL PAPER is short-term debt obligations of banks, corporations and other borrowers. The obligations are usually issued by financially strong businesses and often include a line of credit to protect purchasers of the obligations. An ASSET-BACKED SECURITY is a loan or note that pays interest based upon the cash flow of a pool of assets, such as mortgages, loans and credit card receivables. CERTIFICATES OF DEPOSIT, TIME DEPOSITS, BANKERS' ACCEPTANCES and BANK NOTES are obligations issued by or through a bank. These instruments depend upon the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid as promised. FUNDING AGREEMENTS are contracts issued by insurance companies that guarantee a return of principal, plus some amount of interest. When purchased by money market funds, funding agreements will typically be short-term and provide an adjustable rate of interest.
    DEBT OBLIGATIONS in general, including those listed above and any others that we may purchase, are basically written promises to repay a debt. Among the various types of debt securities we may purchase, the terms of repayment may vary, as may the commitment of other parties to

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

honor the obligations of the issuer of the security. We may purchase securities that include DEMAND FEATURES, which allow us to demand repayment of a debt obligation before the obligation would otherwise be due. This means that we can purchase longer-term securities because of the expectation that we can demand repayment of the obligation at an agreed-upon price within a relatively short period of time. This procedure follows the rules applicable to money market funds.
    Any of the money market instruments that the Fund may purchase may be accompanied by the right to resell the instrument prior to the instrument's maturity. In addition, we may separately purchase rights to resell these instruments. These rights are referred to as "PUTS." The purchase of instruments with puts or puts standing alone allows the Fund to sell the security when the investment adviser believes it is appropriate to do so to honor redemption requests or to buy more attractive securities.
    The securities that we may purchase may change over time as new types of money market instruments are developed. We will purchase these new instruments, however, only if their characteristics and features follow the rules governing the operation of money market funds.
    For more information about this Fund and its investments, see "Investment Risks" and the Statement of Additional Information, "Descriptions of the Fund, its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover of this prospectus.
    The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Directors of the Fund can change investment policies that are not fundamental.

OTHER INVESTMENTS
In addition to the principal strategies discussed above, we may also use the following investments to increase the Fund's returns or protect its assets if market conditions warrant.
    The Fund may invest in DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government.
    Treasury debt obligations are sometimes "stripped" into their component parts: the Treasury's obligation to make periodic interest payments and

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6  PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.              [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

its obligation to repay the amount borrowed. These STRIPPED SECURITIES are sold to investors separately. Stripped securities do not make periodic interest payments. They are usually sold at a discount and then redeemed for their face value on their maturity dates. These securities increase in value when interest rates fall and lose value when interest rates rise. However, the value of stripped securities generally fluctuates more in response to interest rate movements than the value of traditional bonds. The Fund may try to earn money by buying stripped securities at a discount and either selling them after they increase in value or holding them until they mature.
    The Fund may also invest in other DEBT OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, like obligations of the Government National Mortgage Association (GNMA or "Ginnie Mae"). Debt securities issued by other government entities, like obligations of the Federal National Mortgage Association (FNMA or "Fannie Mae") and the Student Loan Marketing Association (SLMA or "Sallie Mae"), are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System, depend entirely upon their own resources to repay their debt.
    The Fund may invest up to 10% of its total assets in shares of OTHER INVESTMENT COMPANIES. Such investment can result in the duplication of management and advisory fees.
    The Fund may also use REPURCHASE AGREEMENTS, where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. These transactions constitute short-term cash loans by the Fund to financial institutions. This creates a fixed return for the Fund.

ADDITIONAL STRATEGIES
The Fund may purchase money market obligations on a "WHEN-ISSUED" or "DELAYED-DELIVERY" basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are delivered.

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

    The Fund may purchase FLOATING RATE and VARIABLE RATE securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Fund will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Fund.
    The Fund intends to purchase investment securities jointly with certain other mutual funds. Our ability to engage in joint investment is subject to conditions imposed by an order of the Securities and Exchange Commission. Joint investment can allow the Fund to achieve better investment performance because of reduced transaction costs and greater investment leverage.
    The Fund also follows certain policies when it BORROWS MONEY (the Fund can borrow up to 20% of the value of its total assets); LENDS ITS SECURITIES to others (the Fund may lend up to 10% of its total assets); and holds ILLIQUID SECURITIES (the Fund may hold up to 10% of its net assets in illiquid securities, including securities with legal or contractual restrictions, those without a readily available market, privately placed commercial paper and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Fund is no exception.
    The Fund's investments in money market instruments involve both CREDIT RISK--the possibility that the issuer of a particular security will default, and MARKET RISK--the risk that an instrument will lose value because interest rates change or investors lose confidence in the ability of issuers in general to pay back their debt. To limit these risks, we invest only in high-quality securities with remaining maturities of no more than 13 months.
    Foreign securities (that is, securities of non-U.S. based issuers) and foreign markets involve additional risk. Foreign laws and accounting standards typically are not as strict as they are in the U.S. Foreign

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8  PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.              [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

fixed-income and currency markets may be less stable than U.S. markets. Changes in the exchange rates of foreign currencies can affect the value of foreign assets. There is a risk that foreign companies and governments, just as is the case in the U.S., will not be prepared to handle issues that will arise when we reach the year 2000 if their computer systems cannot differentiate the year 2000 from the year 1900.
    This chart outlines the key risks and potential rewards of the principal strategies and certain other investments of the Fund. See, too, "Description of the Fund, its Investments and Risks" in the SAI.

INVESTMENT TYPE

--------------------------------------------------------------------------
% OF FUND'S TOTAL ASSETS    RISKS                       POTENTIAL REWARDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  HIGH-QUALITY MONEY        --  Credit risk--the        --  Regular interest
  MARKET OBLIGATIONS            risk that default of        income
  OF ALL TYPES                  an issuer would         --  May be more secure
                                leave the Fund with         than stock and
  UP TO 100%                    unpaid interest or          equity securities
                                principal                   since companies must
                            --  Market risk--the            pay their debts
                                risk that bonds and         before they pay
                                other debt                  dividends
                                instruments may lose
                                value because
                                interest rates
                                change or there is a
                                lack of confidence
                                in a group of
                                borrowers or an
                                industry
--------------------------------------------------------------------------------
  MONEY MARKET              --  Foreign markets,        --  Investors may
  OBLIGATIONS OF                economies and               realize higher
  FOREIGN ISSUERS               political systems           returns based upon
  (DOLLAR-DENOMINATED)          may not be as stable        higher interest
                                as in the U.S.              rates paid on
  UP TO 100%                --  Differences in              foreign investments
                                foreign laws,           --  Increased
                                accounting                  diversification by
                                standards, public           expanding the
                                information and             allowable choices of
                                custody and                 high-quality debt
                                settlement practices        securities
                            --  Year 2000 conversion
                                may be more of a
                                problem for some
                                foreign issuers,
                                governments and
                                security markets
--------------------------------------------------------------------------------
  ILLIQUID SECURITIES       --  May be difficult to     --  May offer a more
                                value precisely             attractive yield
  UP TO 10% OF NET          --  May be difficult to         than more widely
  ASSETS                        sell at the time or         traded securities
                                price desired
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW THE FUND IS MANAGED
-------------------------------------

BOARD OF DIRECTORS
The Board of Directors oversees the actions of the Manager, investment adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

    Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal year ended June 30, 1999, the Fund paid PIFM management fees of .50% of the Fund's average net assets.
    As of June 30, 1999, PIFM served as the Manager to all 46 of the Prudential Mutual Funds, and as Manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $72.6 billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.
    Prudential Investments Fixed Income Group is organized into teams that specialize by sector. The Fixed Income Investment Policy Committee, which is comprised of senior investment staff from each sector team, provides guidance to the teams regarding duration risk, asset allocations and general risk parameters. Portfolio managers contribute bottom up security selection within those guidelines.

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement with the Fund.

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10  PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.             [LOGO] (800) 225-1852

HOW THE FUND IS MANAGED
------------------------------------------------

YEAR 2000 READINESS DISCLOSURE
The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner. Moreover, the Fund at this time has not considered retaining alternative service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
    Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of the securities held by the Fund.

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
-------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund distributes DIVIDENDS of ordinary income and any realized net CAPITAL GAINS to shareholders. These distributions are subject to taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified tax-deferred plan or account.
    The following briefly discusses some of the important federal tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund distributes DIVIDENDS of any net investment income to shareholders every month. The dividends you receive from the Fund will be taxed as ORDINARY INCOME, whether or not they are reinvested in the Fund.
    Although the Fund is not likely to realize capital gains because of the types of securities we purchase, any realized net CAPITAL GAINS will be paid to shareholders (typically once a year). Capital gains are generated when the Fund sells its assets for a profit.
    For your convenience, Fund distributions of dividends and capital gains are automatically reinvested in the Fund. If you ask us to pay the distributions in cash, we will send you a check instead of purchasing more shares of the Fund. Either way, the distributions are subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "How to Buy, Sell and Exchange Shares of the Fund--How to Buy Shares" at Step 3: Additional Shareholder Services.

TAX ISSUES
FORM 1099
Every year, you will receive a Form 1099, which reports the amount of dividends and capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.
    Fund distributions are generally taxable to you in the year they are received, except when we declare certain dividends in December of a

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12  PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.             [LOGO] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------
calendar year and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES
If federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status, and you fail to do so, or if you are otherwise subject to back-up withholding, we will withhold and pay to the U.S. Treasury 31% of your distributions. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: INVESTMENT SERVICES
P.O. BOX 15020
NEW BRUNSWICK, NJ 08906-5020

    To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.
    Shares of the Fund may be purchased:

     -- through the exchange of Class B and Class C shares of the Prudential Mutual Funds without the imposition of a CDSC at the time of the exchange (minimum initial investment of $1,000 and a minimum subsequent investment of $100)

     -- through the exchange of certain Prudential money market funds acquired by an investor prior to January 22, 1990 in exchange for shares of a Prudential Mutual Fund subject to a CDSC (minimum initial investment of $1,000 with no minimum subsequent investment)

     -- directly by investors (minimum initial investment of $1,000,000 with no minimum subsequent investment) or

     -- by certain retirement and employee savings plans with the proceeds from the sale of shares of The Target Portfolio Trust (no minimum initial or subsequent investment)

STEP 2: UNDERSTANDING THE PRICE YOU'LL PAY
When you invest in a mutual fund, you buy shares of the Fund. Shares of a money market mutual fund, like the Fund, are priced differently than shares of common stock and other securities.

-------------------------------------------------------------------
14  PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.             [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

    The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund (assets minus liabilities) divided by the total number of shares outstanding. In determining NAV, the Fund values its securities using the amortized cost method. The Fund seeks to maintain a NAV of $1 at all times. Your broker may charge you a separate or additional fee for purchases of shares.
    We determine the NAV of our shares once each business day at 4:30 p.m. New York Time on days that the New York Stock Exchange is open for trading. We do not determine NAV on days when we have not received any orders to purchase, sell or exchange Fund shares, or when changes in the value of the Fund's portfolio do not affect the NAV.

STEP 3: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the Fund Distributions and Tax Issues section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV. If you want your distributions paid in cash, you can indicate this preference on your application or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTENTION: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

REPORTS TO SHAREHOLDERS. Every year we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check, by wire or by electronic deposit to your bank account) at any time, subject to certain restrictions.
    When you sell shares of the Fund--also known as redeeming shares-- the price you will receive will generally be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell. If you acquired your shares of the Fund through the exchange of shares of other Prudential Mutual Funds, however, the proceeds from the sale of shares of the Fund will be reduced by the amount of any applicable Contingent Deferred Sales Charge (CDSC) imposed by the other Prudential Mutual Fund. See "Contingent Deferred Sales Charge (CDSC)" below. If your broker holds your shares, he must receive your order to sell by 4:30 p.m. New York Time to process the sale on that day. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay payment of your proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase shares by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase and Redemption of Fund Shares--Sale of Shares."

-------------------------------------------------------------------
16  PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.             [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

    If you are selling more than $100,000 of shares, you want the check sent to someone or some place that is not in our records, or you are a business or trust, and if you hold your shares directly with the Transfer Agent, you will have to have the signature on your sell order guaranteed by an "eligible guarantor institution." An "eligible guarantor institution" includes any bank, broker, dealer or credit union. For more information, see the SAI, "Purchase and Redemption of Fund Shares--Sale of Shares--Signature Guarantee."
    In addition, we may withhold wiring redemption proceeds if the Fund's investment adviser determines that the Fund could be adversely affected by making immediate payment, and we may take up to seven days to wire redemption proceeds.

CONTINGENT DEFERRED SALES CHARGE (CDSC)
Shares of the Fund generally may be sold without any sales charge. If you exchange into the Fund from another Prudential Mutual Fund, however, you will be subject to any applicable CDSC imposed by the original fund when you sell your shares of the Fund. The amount of the CDSC imposed on your sale of shares of the Fund will depend on the date you purchased the shares of the original fund, without regard to the time the shares were held in the Fund. You should read the prospectus of the original fund for a description of the applicable CDSC. You can obtain copies of prospectuses of the Prudential Mutual Funds by calling
(800) 225-1852.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------
does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA, or some other tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase and Redemption of Fund Shares--Sale of Shares."

HOW TO EXCHANGE YOUR SHARES
You can exchange Class B and Class C shares of a Prudential Mutual Fund for shares of the Fund without imposition of a CDSC. If you sell your shares of the Fund or re-exchange them for Class B or Class C shares of the original fund or another Prudential Mutual Fund, your shares will be subject to any applicable CDSC upon the sale or any redemption after the re-exchange without regard to the time the shares were held in the Fund. You can only exchange shares of the Fund into Class B or Class C shares of another Prudential Mutual Fund if you meet the minimum investment requirements of such other Prudential Mutual Fund. Shares of the Fund may not be exchanged for Class A or Class Z shares of the Prudential Mutual Funds.
    If you hold shares through a broker, you must exchange your shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

-------------------------------------------------------------------
18  PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.             [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in the chart represents the rate that a shareholder earned on an investment in the Fund, assuming reinvestment of all dividends and other distributions. The information is for shares of the Fund for the periods indicated.
    Review this chart with the financial statements and report of independent accountants which appear in the SAI. Additional performance information is contained in the annual report, which you can receive at no charge.
    The financial highlights for the three fiscal years ended June 30, 1999 were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two fiscal years ended June 30, 1996 were audited by other independent auditors. Their reports were unqualified.

FUND SHARES (FISCAL YEARS ENDED 6-30)

--------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE       1999      1998      1997      1996      1995
------------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR    $1.00     $1.00     $1.00     $1.00     $1.00
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income and net
  realized gains                        .047      .050      .049      .051      .049
 Dividends and distributions to
  shareholders                         (.047)    (.050)    (.049)    (.051)    (.049)
 Net asset value, end of year          $1.00     $1.00     $1.00     $1.00     $1.00
 TOTAL RETURN(1)                       4.80%     5.11%     4.96%     5.19%     5.05%
------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA               1999      1998      1997      1996      1995
------------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)       $320,524  $214,480  $261,856  $263,168  $359,197
 RATIOS TO AVERAGE NET ASSETS:
 Net investment income                 4.71%     5.05%     4.86%     5.07%     4.93%
 Expenses                               .65%      .75%      .71%      .73%      .70%

1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS BUT DOES NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.

--------------------------------------------------------------------------------

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON GROWTH & INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND

GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES
  FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  GLOBAL SERIES
  INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.

GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY
  FUND, INC.
  LIMITED MATURITY PORTFOLIO
PRUDENTIAL INTERMEDIATE GLOBAL
  INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND
  FUND, INC.
THE GLOBAL TOTAL RETURN FUND, INC.

-------------------------------------------------------------------
20  PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.             [LOGO] (800) 225-1852

-------------------------------------

BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY
  FUND, INC.
  INCOME PORTFOLIO

TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.

TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES

COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND

INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

--------------------------------------------------------------------------------

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
  (if calling from outside the U.S.)

--------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

------------------------------------
Visit Prudential's Web Site At:
http://www.prudential.com

--------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
  (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in
Washington, DC
  (For hours of operation, call 1(800) SEC-0330)

Via the Internet:
http://www.sec.gov

--------------------------------
CUSIP Number:
74436K-10-4

Investment Company Act File No:

811-5951

MF141A                                   [LOGO] Printed on Recycled Paper

                   PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
                      STATEMENT OF ADDITIONAL INFORMATION
                             DATED AUGUST 31, 1999

    Prudential Special Money Market Fund, Inc. (the Fund) is an open-end, diversified, management investment company which is currently comprised of one series, the Money Market Series (the Series or the Fund, as the context requires). The investment objective of the Fund is high current income consistent with the preservation of principal and liquidity. The Fund seeks to achieve its objective by investing in a diversified portfolio of high quality money market instruments maturing in thirteen months or less. There can be no assurance that the Fund's investment objective will be achieved. See "Description of the Fund, its Investments and Risks."

    The Fund's address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 and its telephone number is (800) 225-1852.

    This Statement of Additional Information is not a prospectus and should be read in conjunction with the Fund's Prospectus dated August 31, 1999, a copy of which may be obtained from the Fund upon request.

                               TABLE OF CONTENTS

                                                               PAGE
                                                              ------
Fund History................................................  B-2
Description of the Fund, its Investments and Risks..........  B-2
Investment Restrictions.....................................  B-5
Management of the Fund......................................  B-7
Control Persons and Principal Holders of Securities.........  B-9
Investment Advisory and Other Services......................  B-10
Brokerage Allocation and Other Practices....................  B-12
Capital Stock and Organization..............................  B-13
Purchase and Redemption of Fund Shares......................  B-13
Net Asset Value.............................................  B-16
Taxes, Dividends and Distributions..........................  B-16
Calculation of Yield........................................  B-18
Financial Statements........................................  B-19
Reports of Independent Accountants..........................  B-25
Appendix I-Description of Security Ratings..................  I-1
Appendix II-Information Relating to Prudential..............  II-1

--------------------------------------------------------------------------------

MF141B

                                  FUND HISTORY

    The Fund was organized as a corporation under the laws of Maryland on October 20, 1989. Effective March 7, 1996, the Fund's name was changed from Prudential-Bache Special Money Market Fund, Inc. to Prudential Special Money Market Fund, Inc.

               DESCRIPTION OF THE FUND, ITS INVESTMENTS AND RISKS

    (a) CLASSIFICATION. The Fund is a diversified open-end management investment company.

    (b) INVESTMENT STRATEGIES AND RISKS.

    The Fund's investment objective is high current income consistent with the preservation of principal and liquidity. While the principal investment policies and strategies for seeking to achieve this objective are described in the Fund's Prospectus, the Fund may from time to time also utilize the securities, instruments, policies and strategies described below in seeking to achieve its objective. The Fund may not be successful in achieving its objective and you can lose money.

OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES

    The Fund may invest in U.S. Treasury obligations including bills, notes, bonds and other debt obligations issued by the U.S. Treasury. These instruments are direct obligations of the U.S. Government and, as such, are backed by the "full faith and credit" of the United States. They differ primarily in their interest rates, the lengths of their maturities and the dates of their issuances. The Fund will also invest in obligations which are guaranteed by federal agencies or instrumentalities and which may or may not be backed by the full faith and credit of the United States. Obligations of the Government National Mortgage Association (GNMA), the Farmers Home Administration and the Small Business Administration are backed by the full faith and credit of the United States. In the case of obligations not backed by the full faith and credit of the United States, the Fund must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. Instruments in which the Fund may invest which are not backed by the full faith and credit of the United States include obligations issued by the Federal Home Loan Banks, the Federal Home Loan Mortgage Corporation (FHLMC), the Federal National Mortgage Association (FNMA), the Student Loan Marketing Association, Resolution Funding Corporation and the Tennessee Valley Authority, each of which under certain conditions has the right to borrow from the U.S. Treasury to meet its obligations, and obligations of the Farm Credit System, the obligations of which may be satisfied only by the individual credit of the issuing agency. The Fund's investment in mortgage-backed securities (E.G., GNMA, FNMA and FHLMC certificates) will be made only to the extent such securities are used as collateral for repurchase agreements entered into by the Fund.

FLOATING RATE AND VARIABLE RATE SECURITIES

    The Fund may purchase "floating rate" and "variable rate" securities. Investments in floating or variable rate securities normally will involve securities which provide that the rate is set as a spread to a designated base rate, such as rates on Treasury bills, and, in some cases, that the purchaser can demand payment of the obligation at specified intervals or after a specified notice period (in each case a period of less than thirteen months) at par plus accrued interest, which amount may be more or less than the amount paid for them. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate.

DEMAND FEATURES AND GUARANTEES

    The Fund may purchase demand features and guarantees. A demand feature supporting a money market fund instrument can be relied upon in a number of respects. First, the demand feature can be relied upon to effectively SHORTEN THE MATURITY of the underlying instrument. Second, the demand feature, if unconditional, can be used to EVALUATE THE CREDIT QUALITY of the underlying security. This means that the credit quality of the underlying security can be based solely on the credit quality of the unconditional demand feature supporting that security.

    A GUARANTEE is a form of unconditional credit support that may include bond insurance, a letter of credit, and an unconditional demand feature. A money market fund holding a security subject to a guarantee may determine the credit quality of the underlying security solely on the basis of the credit quality of the supporting guarantee.

    The Fund can invest 10% of its total assets in securities directly issued by, or supported by, a demand feature provider or guarantor. Investment Company Act Rule 2a-7 provides a more stringent limit on demand features and guarantees that are "second tier securities" under the Rule; that is, those securities that are rated in the second highest category by a specified number of rating organizations. Specifically, Rule 2a-7 provides that a money market fund cannot invest more than 5% of its total assets in securities directly issued or supported by second tier demand features or guarantees that are issued by the same entity.

LIQUIDITY PUTS

    The Fund may purchase money market instruments together with the right to resell the instruments at an agreed-upon price or yield within a specified period prior to the maturity date of the instruments. Such a right to resell is commonly known as a "put," and the aggregate price which the Fund pays for instruments with a put may be higher than the price which otherwise would be paid for the instruments. Consistent with the Fund's investment objective and applicable rules issued by the Securities and Exchange Commission and subject to the supervision of the Board of Directors, the purpose of this practice is to permit the Fund to be fully invested while preserving the necessary liquidity to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund may choose to exercise puts during periods in which proceeds from sales of its shares and from recent sales of portfolio securities are insufficient to meet redemption requests or when the funds available are otherwise allocated for investment. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the investment adviser considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund's portfolio.

    The Fund values instruments which are subject to puts at amortized cost; no value is assigned to the put. The cost of the put, if any, is carried as an unrealized loss from the time of purchase until it is exercised or expires.

LENDING OF SECURITIES

    Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that outstanding loans for the Fund do not exceed in the aggregate 10% of the value of its respective total assets, and provided that such loans are callable at any time by the Fund and are at all times secured by cash or equivalent collateral (which may include a secured letter of credit) that is equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive payments in lieu of the interest on the loaned securities, while at the same time earning interest either directly from the borrower or on the cash collateral which will be invested in short-term obligations. Any voting rights, or rights to consent, relating to the securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so securities may be voted by the Fund.

    A loan may be terminated by the borrower on one business day's notice or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms determined to be creditworthy pursuant to procedures approved by the Board of Directors of the Fund. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund.

    The Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

ILLIQUID SECURITIES

    The Fund may not hold more than 10% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale and repurchase agreements which have a maturity of longer than seven days. Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (Securities Act), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement securities or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

    However, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such securities.

    Rule 144A of the Securities Act allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. The investment adviser anticipates that the market for certain restricted securities such as institutional commercial paper and foreign securities will expand further as a result of this regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc.

    Restricted securities eligible for resale pursuant to Rule 144A under the Securities Act and commercial paper for which there is a readily available market will not be deemed to be illiquid under procedures established by the Board of Directors. The investment adviser will monitor the liquidity of such restricted securities subject to the supervision of the Board of Directors. In reaching liquidity decisions, the investment adviser will consider, inter alia, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (E.G., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer). In addition, in order for commercial paper that is issued in reliance on Section 4(2) of the Securities Act to be considered liquid, (i) it must be rated in one of the two highest rating categories by at least two nationally recognized statistical rating organizations (NRSRO), or if only one NRSRO rates the securities, by that NRSRO, or, if unrated, be of comparable quality in the view of the investment adviser; and (ii) it must not be "traded flat" (i.e., without accrued interest) or in default as to principal or interest. Repurchase agreements subject to demand are deemed to have a maturity equal to the notice period.

    The Fund's investment in Rule 144A securities could have the effect of increasing the Fund's illiquidity to the extent that qualified institutional buyers become uninterested for a time in purchasing these securities.

SECURITIES OF OTHER INVESTMENT COMPANIES

    The Fund may invest up to 10% of its total assets in securities of other money market funds registered under the Investment Company Act. To the extent that the Fund invests in securities of other registered investment companies, shareholders of the Fund may be subject to duplicate management and advisory fees.

BORROWING

    The Fund may borrow from banks (including through entering into reverse repurchase agreements) up to and including 20% of the value of its total assets taken at cost for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to and including 20% of its total assets to secure such borrowings. The Fund will not purchase portfolio securities if its borrowings (other than permissible securities loans) exceed 5% of its total assets.

REPURCHASE AGREEMENTS

    The Fund may purchase securities and concurrently enter into "repurchase agreements" with the seller, whereby the seller agrees to repurchase such securities at a specified price within a specified time (generally seven days or less). The repurchase agreements provide that the Fund will sell the underlying instruments back to the dealer or the bank at the specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the Fund, which is unrelated to the coupon rate or maturity of the purchased security. Repurchase agreements will at all times be fully collateralized by U.S. Government obligations in an amount at least equal to the resale price. Such collateral will be held by the Fund's Custodian, either directly or through a sub-custodian, either physically or in a book-entry account.

    The Fund will enter into repurchase transactions only with parties which meet creditworthiness standards approved by the Fund's Board of Directors. The Fund's investment adviser monitors the creditworthiness of such parties under the general supervision of the Board of Directors. In the event of a default or bankruptcy by a seller, the Fund will promptly seek to liquidate the collateral. To the extent that the proceeds from any sale of such collateral upon a default in the obligation to repurchase are less than the resale price, the Fund will suffer a loss. In circumstances where the financial institution that is a party to the repurchase agreement petitions for bankruptcy or becomes subject to the U.S. Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under these circumstances, there may be a restriction on the Fund's ability to sell the collateral, and the Fund could suffer a loss.

    The Fund participates in a joint repurchase account with other investment companies managed by Prudential Investments Fund Management LLC (PIFM or the Manager) pursuant to an order of the Securities and Exchange Commission. On a daily basis, any uninvested cash balances of the Fund may be aggregated with those of such other investment companies and invested in one or more repurchase agreements. The Fund participates in the income earned or accrued in the joint account based on the percentage of its investment. In connection with transactions in repurchase agreements with U.S. financial institutions, it is the Fund's policy that its custodian or designated subcustodians, as the case may be, under triparty repurchase agreements, take possession of the underlying collateral securities, the value of which equals or exceeds the resale price of the agreement. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization on the collateral by the Fund may be delayed or limited.

REVERSE REPURCHASE AGREEMENTS

    Reverse repurchase agreements have the characteristics of borrowing and involve the sale of securities held by the Fund with an agreement to repurchase the securities at a specified price, date and interest payment. The Fund intends only to use reverse repurchase agreements when it will be to its advantage to do so. These transactions are only advantageous if the Fund has an opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Fund may be unable to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of the Fund's portfolio. The Fund's Custodian will maintain in a segregated account cash, or other liquid assets, maturing not later than the expiration of the reverse repurchase agreements and having a value equal to or greater than such commitments. The Fund does not intend to enter into reverse repurchase agreements during the coming year.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

    The Fund may purchase securities on a "when-issued" or delayed delivery basis. When-issued or delayed delivery transactions arise when securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction. The Fund will limit such purchases to those for which the date of delivery and payment falls within 90 days of the date of the commitment. The Fund will make commitments for such when-issued transactions only with the intention of actually acquiring the securities. The Fund's Custodian will segregate cash or other liquid assets having a value equal to or greater than the Fund's purchase commitments. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio security, incur a gain or loss due to market fluctuations. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement.

                            INVESTMENT RESTRICTIONS

    The following restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. A "majority of the outstanding voting securities," when used in this Statement of Additional Information, means the lesser of (i) 67% of the voting shares represented at a meeting at which more than 50% of the outstanding voting shares are present in person or represented by proxy or (ii) more than 50% of the outstanding voting shares. With respect to the submission of a change in fundamental policy or investment objective of the Fund, such matters shall be deemed to have been effectively acted upon with respect to the Fund if a majority of the outstanding voting securities of the Fund votes for the approval of such matters as provided above.

    The Fund may not:

    1. Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions).

    2. Make short sales of securities or maintain a short position.

    3. Issue senior securities, borrow money or pledge its assets, except insofar as the Fund may be deemed to have issued a senior security by reason of entering into a reverse repurchase agreement and except that the Fund may borrow up to 20% of the value of its total assets (calculated when the loan is made) from banks for temporary, extraordinary or emergency purposes or for the clearance of transactions. The Fund may pledge up to 20% of the value of its total assets to secure such borrowings or reverse repurchase agreements. For purposes of this restriction, the purchase or sale of securities on a "when-issued" or delayed delivery basis and obligations of the Fund to Directors pursuant to deferred compensation arrangements are not deemed to be the issuance of a senior security and such arrangements are not deemed to be a pledge of assets.

    4. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell mortgage-backed securities, securities collateralized by mortgages, securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities of real estate investment trusts. The Fund may not purchase interests in real estate limited partnerships which are not readily marketable.

    5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

    6. Make investments for the purpose of exercising control or management.

    7. Invest in interests in oil, gas or other mineral exploration or development programs.

    8. Make loans to others, except through the purchase of debt obligations, repurchase agreements and loans of portfolio securities limited to 10% of the value of the Fund's total assets.

    9. Purchase common stock or other voting securities, preferred stock, warrants or other equity securities, except as may be permitted by the Fund by restriction number 13 (below).

    10. Buy or sell commodities or commodity contracts (including futures contracts and options thereon).

    11. Purchase any security (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result, with respect to 75% of the Fund's total assets, more than 5% of the Fund's total assets (determined at the time of investment) would then be invested in securities of a single issuer.

    12. Purchase any securities (other than obligations of the U.S. Government, its agencies or instrumentalities) if as a result 25% or more of the value of the Fund's total assets (determined at the time of investment) would be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to money market instruments of domestic banks (including U.S. branches of foreign banks that are subject to the same regulations as U.S. banks and foreign branches of domestic banks, provided the domestic bank is unconditionally liable in the event of the failure of the foreign branch to make payment on its instruments for any reason).

    13. Invest in securities of other registered investment companies, except by purchases in the open market involving only customary brokerage commissions and as a result of which not more than 10% of its total assets (determined at the time of investment) would be invested in such securities, or except as part of a merger, consolidation or other acquisition.

    Whenever any fundamental investment policy or investment restriction states a maximum percentage of the Fund's assets, it is intended that if the percentage limitation is met at the time the investment is made, a later change in percentage resulting from changing total or net asset values will not be considered a violation of such policy. However, in the event that the Fund's asset coverage for borrowings falls below 300%, the Fund will take action within three days to reduce its borrowing, as required by applicable law.

                             MANAGEMENT OF THE FUND

(a) DIRECTORS

    The Fund has Directors who, in addition to overseeing the actions of the Fund's Manager, Subadviser, and Distributor, decide upon matters of general policy.

    The Directors also review the actions of the officers of the Fund, who conduct and supervise the daily business operations of the Fund.

(b) MANAGEMENT INFORMATION--DIRECTORS AND OFFICERS

                                                                                      PRINCIPAL OCCUPATIONS
                                        POSITION WITH                              AND OTHER AFFILIATIONS FOR
NAME, ADDRESS AND AGE (1)                  THE FUND                                    THE LAST FIVE YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
Edward D. Beach (74)                       Director             President and Director of BMC Fund, Inc., a closed-end investment company; previously Vice Chairman of Broyhill Furniture
                                                                 Industries, Inc., Certified Public Accountant; Secretary and
                                                                 Treasurer of Broyhill Family Foundation, Inc.; Member of the
                                                                 Board of Trustees of Mars Hill College; and Director of The High
                                                                 Yield Income Fund, Inc.
Delayne Dedrick Gold (60)                  Director             Marketing and Management Consultant; Director of The High Yield
                                                                 Income Fund, Inc.
*Robert F. Gunia (52)            Director and Vice President    Vice President of Prudential Investments (since September 1997);
                                                                 Executive Vice President and Treasurer (since December 1996) of
                                                                 Prudential Investments Fund Management LLC (PIFM); Senior Vice
                                                                 President (since March 1987) of Prudential Securities
                                                                 Incorporated (Prudential Securities); formerly Chief
                                                                 Administrative Officer (July 1990-September 1996), Director
                                                                 (January 1989-September 1996) and Executive Vice President,
                                                                 Treasurer and Chief Financial Officer (June 1987-September 1996)
                                                                 of Prudential Mutual Fund Management, Inc. (PMF); Vice President
                                                                 and Director (since May 1989) of The Asia Pacific Fund, Inc.;
                                                                 Director of The High Yield Income Fund, Inc.
Robert E. LaBlanc (64)                     Director             President (since 1981) of Robert E. LaBlanc Associates, Inc.
                                                                 (telecommunications); formerly General Partner at Salomon
                                                                 Brothers; and Vice-Chairman of Continental Telecom; Director of
                                                                 Storage Technology Corporation, Titan Corporation, Salient 3
                                                                 Communications, Inc. and Tribune Company; and Trustee of
                                                                 Manhattan College.
Robin B. Smith (59)                        Director             Chairman and Chief Executive Officer (since August 1996) of
                                                                 Publishers Clearing House; formerly President and Chief
                                                                 Executive Officer (January 1988-August 1996) and President and
                                                                 Chief Operating Officer (September 1981-December 1988) of
                                                                 Publishers Clearing House; Director of BellSouth Corporation,
                                                                 Texaco Inc., Springs Industries Inc., and Kmart Corporation.

                                                                                      PRINCIPAL OCCUPATIONS
                                        POSITION WITH                              AND OTHER AFFILIATIONS FOR
NAME, ADDRESS AND AGE (1)                  THE FUND                                    THE LAST FIVE YEARS
------------------------------  ------------------------------  -----------------------------------------------------------------
Stephen Stoneburn (55)                     Director             President and Chief Executive Officer (since June 1996) of
                                                                 Quadrant Media Corp. (a publishing company); formerly President
                                                                 (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior
                                                                 Vice President and Managing Director (January 1993-1995) of
                                                                 Cowles Business Media; Senior Vice President (January 1991-1992)
                                                                 and Publishing Vice President (May 1989-December 1990) of Gralla
                                                                 Publications (a division of United Newspapers, U.K.); and Senior
                                                                 Vice President of Fairchild Publications, Inc.
*John R. Strangfeld, Jr. (45)       Director and President      Chief Executive Officer, Chairman, President and Director of The
                                                                 Prudential Investment Corporation (since January 1990);
                                                                 Executive Vice President of the Prudential Global Asset
                                                                 Management Group of Prudential (since February 1998); Chairman of Pricoa Capital Group (since August 1989); Chief Executive
                                                                 Officer of Private Asset Management Group of Prudential
                                                                 (November 1994-December 1998).
Nancy H. Teeters (68)                      Director             Economist; Director of Inland Steel Industries; formerly, Vice
                                                                 President and Chief Economist of International Business
                                                                 Machines; Member of the Board of Governors of the Federal
                                                                 Reserve System; Governor of the Horace H. Rackham School of
                                                                 Graduate Studies of the University of Michigan; Assistant
                                                                 Director of the Committee on the Budget of the US House of
                                                                 Representatives; Senior Fellow at the Library of Congress;
                                                                 Senior Fellow at the Brookings Institution; staff at Office of
                                                                 Management and Budget, Council of Economic Advisors and the
                                                                 Federal Reserve Board.
Robert C. Rosselot (39)                   Secretary             Assistant General Counsel (since September 1997) of PIFM;
                                                                 formerly, partner with the firm of Howard & Howard, Bloomfield
                                                                 Hills, Michigan (December 1995-September 1997) and Corporate
                                                                 Counsel (September 1990-December 1995) of Federated Investors.
Grace C. Torres (40)               Treasurer and Principal      First Vice President (since December 1996) of PIFM; First Vice
                                   Financial and Accounting      President (since March 1994) of Prudential Securities; formerly
                                            Officer              First Vice President (March 1994-September 1996) of Prudential
                                                                 Mutual Fund Management, Inc. and Vice President (July 1989-March
                                                                 1994) of Bankers Trust Corporation.
Stephen M. Ungerman (45)             Assistant Treasurer        Vice President and Tax Director (since March 1996) of Prudential
                                                                 Investments; formerly First Vice President of Prudential Mutual
                                                                 Fund Management, Inc. (February 1993-September 1996).

------------

(1) Unless otherwise noted, the address for each of the above persons is c/o Prudential Investments Fund Management LLC, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

 * "Interested" Director of the Fund, as defined in the Investment Company Act of 1940 (the Investment Company Act).

    Directors and officers of the Fund are also trustees, directors and officers of some or all of the other investment companies distributed by Prudential Securities or Prudential Investment Management Services LLC.

    The Directors have adopted a retirement policy which calls for the retirement of Directors on December 31 of the year in which they reach the age of 72, except that retirement is being phased in for Directors who were age 68 or older as of December 31, 1993. Under this phase-in provision, Mr. Beach is scheduled to retire on December 31, 1999.

    Pursuant to the terms of the Management Agreement with the Fund, the Manager pays all compensation of officers of the Fund as well as the fees and expenses of all Directors of the Fund who are affiliated persons of the Manager.

    The Fund pays each of its Directors who is not an affiliated person of PIFM or Prudential Investments (PI) annual compensation of $1,500, in addition to certain out-of-pocket expenses. The amount of annual compensation paid to each Director may change as a result of the introduction of additional funds on the board of which the Director will be asked to serve.

    Directors may receive their Directors' fees pursuant to a deferred fee agreement with the Fund. Under the terms of the agreement, the Fund accrues daily the amount of such Trustee's fees in installments which accrue interest at a rate equivalent to the prevailing rate applicable to 90-day U.S. Treasury Bills at the beginning of each calendar quarter or at the daily rate of return of the Fund (the Fund Rate). Payment of the interest so accrued is also deferred and accruals become payable at the option of the Director. The Fund's obligation to make payments of deferred Directors' fees, together with interest thereon, is a general obligation of the Fund.

    The following table sets forth the aggregate compensation paid by the Fund to the Directors who are not affiliated with the Manager for the fiscal year ended June 30, 1999 and the aggregate compensation paid to such Directors for service on the Fund's Board and that of all other funds managed by PIFM (Fund Complex) for the calendar year ended December 31, 1998.

                               COMPENSATION TABLE

                                                                        PENSION OR
                                                                        RETIREMENT                       APPROXIMATE
                                                                         BENEFITS                       COMPENSATION
                                                                         ACCRUED        ESTIMATED         FROM FUND
                                                         AGGREGATE      AS PART OF        ANNUAL          AND FUND
                                                       COMPENSATION       TRUST       BENEFITS UPON     COMPLEX PAID
                  NAME AND POSITION                      FROM FUND       EXPENSES       RETIREMENT     TO DIRECTORS(2)
-----------------------------------------------------  -------------  --------------  --------------  -----------------
Edward D. Beach--Director                                $   1,500         None            N/A           $   135,000( 44/71)*
Stephen C. Eyre--Former Director                         $   1,500         None            N/A           $    45,000( 14/17)*
Delayne D. Gold--Director                                $   1,500         None            N/A           $   135,000( 44/71)*
Robert F. Gunia(1)--Director                                --             None            N/A               --
Don G. Hoff--Former Director                             $   1,500         None            N/A           $    45,000( 14/17)*
Robert E. LaBlanc--Director                              $   1,500         None            N/A           $    45,000( 14/17)*
Mendel A. Melzer(1)--Former Director                        --             None            N/A               --
Richard A. Redeker(1)--Former Director                      --             None            N/A               --
Robin B. Smith(2)--Director                              $   1,500         None            N/A           $    90,000( 32/41)*
Stephen Stoneburn--Director                              $   1,500         None            N/A           $    45,000( 14/17)*
Brian Storms(1)--Former Director                            --             None            N/A               --
John R. Strangfeld(1)--Director                             --             None            N/A               --
Nancy H. Teeters--Director                               $   1,500         None            N/A           $    90,000( 26/47)*

------------
 * Indicates number of funds/portfolios in Prudential Fund Complex (including the Fund) to which aggregate compensation relates.

(1) Directors who are "interested" do not receive compensation from the Fund Complex (including the Fund).

(2) Total compensation from all the funds in the Prudential Fund Complex for the calendar year ended December 31, 1998, including amounts deferred at the election of Directors under the funds' deferred compensation plans. Including accrued interest, total deferred compensation amounted to $116,225 for Director Robin B. Smith. Currently, Ms. Smith has agreed to defer some of her fees at the T-Bill rate and other fees at the Fund Rate.

              CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

    As of August 13, 1999, the Directors and officers of the Fund, as a group, owned less than 1% of the outstanding shares of common stock of the Fund and there were no beneficial owners of greater than 5% of the outstanding shares of the Fund.

    As of August 13, 1999, Prudential Securities was the record holder for other beneficial owners of 215,993,744 shares (or approximately 60.22%) of the outstanding common stock of the Fund. In the event of any meetings of shareholders, Prudential Securities will forward, or cause the forwarding of, proxy materials to the beneficial owners for which it is the record holder.

                     INVESTMENT ADVISORY AND OTHER SERVICES

(a) INVESTMENT ADVISERS

    The manager of the Fund is Prudential Investments Fund Management LLC (PIFM or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. PIFM serves as manager to all of the other investment companies that, together with the Fund, comprise the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in the Prospectus. As of June 30, 1999, PIFM managed and/or administered 68 open-end and closed-end management investment companies with assets of approximately $72.6 billion. According to the Investment Company Institute, as of November 30, 1998, the Prudential Mutual Funds were the 18th largest family of mutual funds in the United States.

    PIFM is a subsidiary of Prudential Securities. Prudential Mutual Fund Services LLC (PMFS or the Transfer Agent), a wholly-owned subsidiary of PIFM, serves as the transfer agent for the Prudential Mutual Funds and, in addition, provides customer service, recordkeeping and management and administration services to qualified plans.

    Pursuant to a Management Agreement with the Fund (the Management Agreement), PIFM, subject to the supervision of the Fund's Board of Directors and in conformity with the stated policies of the Fund, manages both the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention, disposition and loan of securities. In connection therewith, PIFM is obligated to keep certain books and records of the Fund. PIFM also administers the Fund's corporate affairs and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by State Street Bank and Trust Company, the Fund's custodian, and PMFS, the Fund's transfer and dividend disbursing agent. The management services of PIFM for the Fund are not exclusive under the terms of the Management Agreement and PIFM is free to, and does, render management services to others.

    For its services, PIFM receives, pursuant to the Management Agreement, fees at an annual rate of .50 of 1% of the average daily net assets of the Fund. The fees are computed daily and payable monthly. In the event the expenses of the Fund (including the fees of the Manager but excluding interest, taxes, brokerage commissions, litigation and indemnification expenses and other extraordinary expenses) for any fiscal year exceed the lowest applicable annual expense limitation established and enforced pursuant to the statutes or regulations of any jurisdictions in which shares of the Fund are then qualified for offer and sale, the Manager will reduce its fee by the amount of such excess, or, if such reduction exceeds the compensation payable to the Manager, the Manager will pay to the Fund the amount of such reduction which exceeds the amount of such compensation. Any such reductions or payments will be made monthly and are subject to readjustment during the year. Currently, the Fund believes that there are no such expense limitations.

    In connection with its management of the corporate affairs of the Fund, PIFM bears the following expenses:

    (a) the salaries and expenses of all of its and of the Fund's personnel, except the fees and expenses of Directors who are not affiliated persons of PIFM or the Fund's investment adviser;

    (b) all expenses incurred by PIFM or by the Fund in connection with managing the ordinary course of the Fund's business, other than those assumed by the Fund, as described below; and

    (c) the costs and expenses payable to The Prudential Investment Corporation
(PIC), doing business as Prudential Investments (PI), pursuant to the subadvisory agreement between PIFM and PI (the Subadvisory Agreement).

    Under the terms of the Management Agreement, the Fund is responsible for the payment of the following expenses: (a) the fee payable to the Manager, (b) the fees and expenses of Directors who are not affiliated persons of the Manager or the Fund's investment adviser, (c) the fees and certain expenses of the Fund's Custodian and Transfer and Dividend Disbursing Agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of the Fund and of pricing the Fund's shares, (d) the charges and expenses of the Fund's legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of stock certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) certain organizational expenses and the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the Commission, registering the Fund and qualifying its shares under state securities laws, including the preparation and printing of the Fund's registration statements and prospectuses for such purposes,

(k) allocable communications expenses with respect to investor services and all expenses of shareholders' and Board of Directors' meetings and of preparing, printing and mailing reports to shareholders and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

    The Management Agreement provides that PIFM will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement provides that it will terminate automatically if assigned, and that it may be terminated without penalty by either party upon not more than 60 days', nor less than 30 days', written notice. The Management Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act. The Management Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 25, 1999, and by the Fund's shareholders on October 30, 1990.

    For the fiscal years ended June 30, 1999, 1998 and 1997, the Fund paid management fees of $1,650,674, $1,195,235 and $1,494,105, respectively.

    PIFM has entered into a Subadvisory Agreement with PI. The Subadvisory Agreement provides that PI will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PI is obligated to keep certain books and records of the Fund. PIFM continues to have responsibility for all investment advisory services pursuant to the Management Agreement and supervises PI's performance of those services. PI is reimbursed by PIFM for the reasonable costs and expenses incurred by PI in furnishing those services.

    The Subadviser maintains a corporate credit unit which provides credit analysis and research on taxable fixed-income securities including money market instruments. The portfolio manager consults routinely with the credit unit in managing the Fund's portfolio. The credit unit, which currently maintains a staff of credit analysts, reviews on an ongoing basis commercial paper issuers, commercial banks, non-bank financial institutions and issuers of other taxable fixed-income obligations. Credit analysts have broad access to research and financial reports, data retrieval services and industry analysts. They maintain relationships with the management of corporate issuers and from time to time visit companies in whose securities the Fund may invest.

    The Subadvisory Agreement was last approved by the Board of Directors, including a majority of the Directors who are not parties to the contract or interested persons of any such party as defined in the Investment Company Act, on May 25, 1999, and by shareholders of the Fund on October 30, 1990.

    The Subadvisory Agreement provides that it will terminate in the event of its assignment as defined in the Investment Company Act or upon the termination of the Management Agreement. The Subadvisory Agreement may be terminated by the Fund, PIFM, or PI upon not less than 30 days' nor more than 60 days' written notice. The Subadvisory Agreement provides that it will continue in effect for a period of more than two years from its execution only so long as such continuance is specifically approved at least annually in accordance with the requirements of the Investment Company Act.

(b) PRINCIPAL UNDERWRITER, DISTRIBUTOR AND RULE 12b-1 PLAN

    Prudential Investment Management Services LLC (PIMS or the Distributor), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, acts as the distributor of the shares of the Fund. Prior to July 1, 1998, Prudential Securities Incorporated (Prudential Securities, also referred to as the Distributor), One Seaport Plaza, New York, New York 10292, served as the distributor of the Fund's shares.

    The Fund's Distribution Agreement provides that it will terminate automatically if assigned and that it may be terminated, without payment of any penalty, by a majority of the Directors who are not parties to the Distribution Agreement or interested persons of any such parties and who have no direct or indirect financial interest in the Distribution Agreement or in any agreement related thereto or by vote of a majority of the outstanding voting securities of the Fund or by the Distributor, on 60 days' written notice to the other party. The Distribution Agreement was last approved by the Board of Directors, including a majority of the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the Distribution Agreement, on May 25, 1999.

    Pursuant to the Distribution Agreement, the Fund has agreed to indemnify the Distributor to the extent permitted by applicable law against certain liabilities under the federal securities laws.

(c) OTHER SERVICE PROVIDERS

    State Street Bank and Trust Company, One Heritage Drive, North Quincy, Massachusetts 02171, serves as Custodian for the Fund's portfolio securities, and in that capacity maintains cash and certain financial and accounting books and records pursuant to an agreement with the Fund.

    Prudential Mutual Fund Services LLC (PMFS), Raritan Plaza One, Edison, New Jersey 08837, serves as the Transfer and Shareholder Servicing Agent of the Fund. It is a wholly-owned subsidiary of PIFM. PMFS provides customary transfer agency services to the Fund, including the handling of shareholder communications, the processing of shareholder transactions, the maintenance of shareholder account records, payment of dividends and distributions and related functions. In connection with services rendered to the Fund, PMFS receives an annual fee per shareholder account, a new account set up fee for each manually-established account and a monthly inactive zero balance account fee per shareholder account. PMFS is also reimbursed for its out-of-pocket expenses, including but not limited to postage, stationery, printing, allocable communications and other costs.

    PricewaterhouseCoopers LLP, 1177 Avenue of the Americas, New York, New York 10036, serves as the Fund's independent accountants and in that capacity audits the Fund's annual financial statements.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

    The Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. (For purposes of this section, the term "Manager" includes the Subadviser.) The Fund does not normally incur any brokerage commission expense on such transactions. In the market for money market instruments, securities are generally traded on a "net" basis, with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid. Portfolio securities may not be purchased from any underwriting or selling syndicate of which the Distributor, or an affiliate (including Prudential Securities), during the existence of the syndicate, is a principal underwriter (as defined in the Investment Company
Act), except in accordance with rules of the SEC. The Fund will not deal with the Distributor or its affiliates on a principal basis.

    In placing orders for portfolio securities of the Fund, the Manager is required to give primary consideration to obtaining the most favorable price and efficient execution. This means that the Manager will seek to execute each transaction at a price and commission, if any, which provide the most favorable total cost or proceeds reasonably attainable under the circumstances. While the Manager generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Manager may consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Manager or the Manager's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Manager in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions for such other accounts, whose aggregate assets are far larger than the Fund's, and the services furnished by such brokers may be used by the Manager in providing investment management for the Fund. While such services are useful and important in supplementing its own research and facilities, the Manager believes that the value of such services is not determinable and does not significantly reduce expenses. The Fund does not reduce the advisory fee it pays to the Manager by any amount that may be attributed to the value of such services.

    Subject to the above considerations, Prudential Securities, as an affiliate of the Fund, may act as a securities broker (or futures commission merchant) for the Fund. In order for Prudential Securities to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by Prudential Securities must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time. This standard would allow Prudential Securities to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Directors of the Fund, including a majority of the Directors who are not "interested" persons, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Prudential Securities are consistent with the foregoing standard. Brokerage transactions with Prudential Securities are also subject to such fiduciary standards as may be imposed by applicable law.

    During the fiscal years ended June 30, 1997, 1998 and 1999, the Fund paid no brokerage commissions.

                         CAPITAL STOCK AND ORGANIZATION

    The Fund was incorporated in Maryland on October 20, 1989. Effective March 7, 1996, the Fund's name changed from Prudential-Bache Special Money Market Fund, Inc. to Prudential Special Money Market Fund, Inc. The Fund is authorized to issue 2 billion shares of common stock of $.001 par value, of which 1 billion shares are authorized for the Money Market Series. The Board of Directors may increase or decrease the number of authorized shares without approval by shareholders. Shares of the Fund, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the holder. Shares are also redeemable at the option of the Fund under certain circumstances as described under "Purchase and Redemption of Fund Shares--Sale of Shares--Involuntary Redemption." All shares of the Fund are equal as to earnings, assets and voting privileges. There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of common stock of the Fund is entitled to its portion of all of the Fund's assets after all debts and expenses of the Fund have been paid. The Fund's shares do not have cumulative voting rights for the election of Directors. Pursuant to the Fund's Articles of Incorporation, the Board of Directors may authorize the creation of additional series of common stock and classes within such series, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine.

    The Fund does not intend to hold annual meetings of shareholders unless otherwise required by law. The Fund will not be required to hold meetings of shareholders unless, for example, the election of Directors is required to be acted on by shareholders under the Investment Company Act. Shareholders have certain rights, including the right to call a meeting upon a vote of 10% of the Fund's outstanding shares for the purpose of voting on the removal of one or more Directors or to transact any other business.

                     PURCHASE AND REDEMPTION OF FUND SHARES

PURCHASE OF SHARES

    Shares of the Fund are offered to holders of Class B and Class C shares of the Prudential Mutual Funds as part of their exchange privilege with a minimum initial investment of $1,000 and a minimum subsequent investment of $100. As part of their exchange privilege, shares of the Fund are also offered to shareholders of certain Prudential money market funds who acquired their money market fund shares prior to January 22, 1990 from a Prudential Mutual Fund subject to a contingent deferred sales charge, provided that a minimum initial investment of $1,000 is satisfied. Shares of the Fund may also be purchased directly by investors for cash with a minimum initial investment of $1,000,000 and no minimum on subsequent investments. Shares of the Fund may also be purchased by Individual Retirement Accounts, retirement plans for self-employed individuals and employee benefit plans (collectively, Plans) with the proceeds from any redemption of shares by such Plans from The Target Portfolio Trust. There is no minimum investment requirement for the purchase of shares of the Fund by Plans.

    Application forms can be obtained from the Transfer Agent or the Distributor. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares. Shareholders who hold their shares through Prudential Securities will not receive stock certificates.

    The Fund reserves the right to reject any purchase order (including an exchange into the Fund) or to suspend or modify the continuous offering of its shares.

SALE OF SHARES

    You can redeem your shares at any time for cash at the NAV next determined after the redemption request is received in proper form (in accordance with procedures established by the Transfer Agent in connection with investors' accounts) by the Transfer Agent, the Distributor or your broker. In certain cases, however, redemption proceeds will be reduced by the amount of any applicable CDSC imposed by the original fund. See "Contingent Deferred Sales Charge" below. If you are redeeming your shares through a broker, your broker must receive your sell order before the Fund computes its NAV for that day (i.e., 4:30 p.m., New York time) in order to receive that day's NAV. Your broker will be responsible for furnishing all necessary documentation to the Distributor and may charge you for its services in connection with redeeming shares of the Fund.

    If you hold shares of the Fund through Prudential Securities, you must redeem your shares by contacting your Prudential Securities financial adviser. If you hold shares in non-certificate form, a written request for redemption signed by you exactly as the account is registered is required. If you hold certificates, the certificates, signed in the name(s) shown on the face of the certificates, must be received by the Transfer Agent, the Distributor, or your broker in order for the redemption request to be processed. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. All correspondence and documents concerning redemptions should be sent to the Fund in care of the Transfer Agent, Prudential Mutual Fund Services LLC, Attention: Redemption Services, P.O. Box 15010, New Brunswick, New Jersey 08906-5010, to the Distributor or to your broker.

    Payment for shares presented for redemption will be made by check within seven days after receipt of the certificate and/or written request by the Transfer Agent, the Distributor or your broker, except as indicated below. If you hold shares through a Dealer, payment for shares presented for redemption will be credited to your account, unless you indicate otherwise. Such payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays,
(b) when trading on such Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Commission, by order, so permits; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions described in (b), (c) or (d) exist.

    Payment of redemption proceeds of recently purchased shares will be delayed until the Fund or its Transfer Agent has been advised that the purchase check has been honored, which may take up to 10 calendar days from the time of receipt of the purchase check by the Transfer Agent. Such delay may be avoided if shares are purchased by wire or by certified or official bank check.

    SIGNATURE GUARANTEE. If the proceeds of the redemption (a) exceed $100,000,
(b) are to be paid to a person other than the record owner, (c) are to be sent to an address other than the address on the Transfer Agent's records, or (d) are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock power must be guaranteed by an eligible guarantor institution. An eligible guarantor institution includes any bank, broker, dealer or credit union. The Transfer Agent reserves the right to request additional information from, and make reasonable inquiries of, any eligible guarantor institution. For clients of Pruco Securities Corporation (Prusec), a signature guarantee may be obtained from the agency or office manager of most Prudential Insurance and Financial Services or Preferred Services offices.

    CHECK REDEMPTION. At your request, State Street Bank and Trust Company (State Street) will establish a personal checking account for you. Checks drawn on this account can be made payable to the order of any person in any amount greater than $500. When such check is presented to State Street for payment, State Street presents the check to the Fund as authority to redeem a sufficient number of shares of the Fund in your account to cover the amount of the check plus any applicable contingent deferred sales charges. If insufficient shares are in the account or if the purchase was made by check within 10 calendar days, the check will be returned marked "insufficient funds." Checks in an amount less than $500 will not be honored. Shares for which certificates have been issued cannot be redeemed by check. There is a service charge of $5.00 payable to PMFS to establish a checking account and order checks.

    EXPEDITED REDEMPTION. By pre-authorizing Expedited Redemption, you may arrange to have payment for redeemed shares wired to your bank, normally on the next business day following redemption. In order to use Expedited Redemption, you may so designate at the time the initial investment is made or at a later date. Once an Expedited Redemption authorization form has been completed, the signature on the authorization form guaranteed as set forth above and the form returned to PMFS, requests for redemption may be made by telegraph, letter or telephone. To request Expedited Redemption by telephone, you should call PMFS at
(800) 225-1852. Calls must be received by PMFS before 4:30 p.m., New York time, to permit redemption as of such date. Requests by letter should be addressed to Prudential Mutual Fund Services LLC, Attention: Prudential Special Money Market Fund, Inc., P.O. Box 15010, New Brunswick, New Jersey 08906-5010. A signature guarantee is not required under Expedited Redemption once the authorization form is properly completed and returned. The Expedited Redemption privilege may be used to redeem shares in an amount of $200 or more, except that if an account for which expedited redemption is requested has a net asset value of less than $200, the entire account must be redeemed. The proceeds of redeemed shares in the amount of $1,000 or more are transmitted by wire to your account at a domestic commercial bank which is a member of the Federal Reserve System. Proceeds of less than $1,000 are forwarded by check to your designated bank account. Any applicable contingent deferred sales charge will be deducted from the proceeds of redeemed shares.

    In periods of severe market or economic conditions, Expedited Redemptions may be difficult to implement and shareholders should redeem their shares by mail as described above.

    REDEMPTION IN KIND. If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Commission. Securities will be readily marketable and will be valued in the same manner as in a regular redemption. If your shares are redeemed in kind, you would incur transaction costs in converting the assets into cash. The Fund, however, has elected to be governed by Rule 18f-1 under the Investment Company Act, pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-day period for any one shareholder.

    INVOLUNTARY REDEMPTION. In order to reduce expenses of the Fund, the Board of Directors may redeem all of the shares of any shareholder, other than a shareholder which is an IRA or other tax-deferred retirement plan, whose account has a NAV of less than $500 due to a redemption. The Fund will give any such shareholder 60 days' prior written notice in which to purchase or acquire sufficient additional shares to avoid such redemption. No CDSC will be imposed on any involuntary redemption.

    90-DAY REPURCHASE PRIVILEGE. If you redeem your shares and have not previously exercised the repurchase privilege, you may reinvest any portion or all of the proceeds of such redemption in shares of the Fund at the net asset value next determined after the order is received, which must be within 90 days after the date of the redemption. Any contingent deferred sales charge (CDSC) paid in connection with such redemption will be credited (in shares) to your account. (If less than a full repurchase is made, the credit will be on a PRO RATA basis.) You must notify the Transfer Agent, either directly or through the Distributor or your Dealer, at the time the repurchase privilege is exercised to adjust your account for the CDSC you previously paid. Thereafter, any redemptions will be subject to the CDSC applicable at the time of the redemption. See "Contingent Deferred Sales Charge" below. Exercise of the repurchase privilege will generally not affect federal tax treatment of any gain realized upon redemption. However, if the redemption was made within a 30 day period of the repurchase and if the redemption resulted in a loss, some or all of the loss, depending on the amount reinvested, may not be allowed for federal income tax purposes.

    CONTINGENT DEFERRED SALES CHARGE. Shares of the Fund are sold without any sales charge. Shareholders who exchange into the Fund, however, are generally subject to a contingent deferred sales charge imposed by the original fund upon their redemption of shares of the Fund depending on the date of purchase of shares of the original fund and the class of shares purchased, without regard to the time shares were held in the Fund.

    The following example is provided to assist an investor in understanding how a contingent deferred sales charge is applied. Shareholders are advised to read the prospectus of the original fund for a description of the applicable contingent deferred sales charge. Shareholders may obtain copies of prospectuses of the Prudential Mutual Funds by telephoning the Fund at (800) 225-1852 or by writing to Prudential Mutual Fund Services LLC, P.O Box 15010, New Brunswick, New Jersey 08906-5010.

    For example, assume an investor purchased 100 Class B shares of a fund (the original fund) (subject to a contingent deferred sales charge declining from 5% to 1% over a period of six years) at $10 per share for a total cost of $1,000. Subsequently, the shareholder acquired 5 additional shares of the original fund through dividend reinvestment. During the second year after the original purchase, the investor exchanged into the Fund. Assuming at the time of the exchange, the net asset value of the original fund had appreciated to $12 per share, the value of the investor's shares would be $1260 (105 shares at $12 per share). Subsequently, the shareholder acquired 1 additional share of the Fund through dividend reinvestment (1 share at $1.00 per share). In year three, the investor decided to redeem $500 of his or her investment. A contingent deferred sales charge would not be applied to the amount which represents appreciation and the value of the reinvested dividend shares ($261). Therefore, $239 of the redemption proceeds ($500 minus $261) would be charged at a rate of 4% (the applicable contingent defined sales charge in the second year after purchase of the original fund, I.E., without regard to the time shares were held in the
Fund) for a total contingent deferred sales charge of $9.56.

                                NET ASSET VALUE

    The Fund's net asset value per share is determined by subtracting its liabilities from the value of its assets and dividing the remainder by the number of outstanding shares.

    The Fund uses the amortized cost method of valuation to determine the value of its portfolio securities. In that regard, the Fund's Board of Directors has determined to maintain a dollar-weighted average portfolio maturity of 90 days or less, to purchase only instruments having remaining maturities of thirteen months or less, and to invest only in securities determined by the investment adviser under the supervision of the Board of Directors to be of minimal credit risk and to be of "eligible quality" in accordance with regulations of the Commission. The remaining maturity of an instrument held by the Fund that is subject to a put is deemed to be the period remaining until the principal amount can be recovered through demand or, in the case of a variable rate instrument, the next interest reset date, if longer. The value assigned to the put is zero. The Board of Directors also has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures will include review of the Fund's portfolio holdings by the Board, at such intervals as deemed appropriate, to determine whether the Fund's net asset value calculated by using available market quotations deviates from $1.00 per share based on amortized cost. The extent of any deviation will be examined by the Board, and if such deviation exceeds 1/2 of 1%, the Board will promptly consider what action, if any, will be initiated. In the event the Board of Directors determines that a deviation exists which may result in material dilution or other unfair results to investors or existing shareholders, the Board will take such corrective action as it regards necessary and appropriate, including the sale of portfolio instruments prior to maturity to realize gains or losses, the shortening of average portfolio maturity, the withholding of dividends or the establishment of net asset value per share by using available market quotations.

    The Fund computes its net asset value at 4:30 p.m. New York time, on each day the New York Stock Exchange (the Exchange) is open for trading except on days on which no orders to purchase, sell or redeem shares have been received by the Fund. In the event the New York Stock Exchange closes early on any business day, the net asset value of the Fund's shares shall be determined at a time between such closing and 4:30 p.m. New York time. The Exchange is closed on the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

                       TAXES, DIVIDENDS AND DISTRIBUTIONS

    The Fund has elected to qualify and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. This relieves a fund (but not its shareholders) from paying federal income tax on income which is distributed to shareholders, and, if a fund did realize long-term capital gains, permits net capital gains of the fund (i.e., the excess of net long-term capital gains over net short-term capital losses) to be treated as long-term capital gains of the shareholders, regardless of how long shareholders have held their shares in that fund.

    Qualification as a regulated investment company requires, among other things, that (a) at least 90% of a fund's annual gross income (without reduction for losses from the sale or other disposition of securities or foreign currencies) be derived from interest, dividends, payments with respect to securities loans, and gains from the sale or other disposition of securities or options thereon, or other income (including, but not limited to, gains from options) derived with respect to its business of investing in such securities;
(b) a fund must diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of a fund's assets is represented by cash, U.S. Government obligations and other securities limited in respect of any one issuer to an amount not greater than 5% of the market value of the fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government obligations) and (c) the fund must distribute to its shareholders at least 90% of its net investment income and net short-term gains (i.e., the excess of net short-term capital gains over net long-term capital losses) in each year.

    Gains or losses on sales of securities by the Fund will be treated as long-term capital gains or losses if the securities have been held by it for more than one year. The Fund does not anticipate realizing long-term capital gains or losses. Other gains or losses on the sale of securities will be short-term capital gains or losses. In addition, debt securities acquired by the Fund may be subject to original issue discount and market discount rules.

    The Fund is required to distribute 98% of its ordinary income in the same calendar year in which it is earned. The Fund is also required to distribute during the calendar year 98% of the capital gain net income it earned during the twelve months ending on October 31 of such calendar year, as well as all undistributed ordinary income and undistributed capital gain net income from the prior year or the twelve-month period ending on October 31 of such prior year, respectively. To the extent it does not meet these distribution requirements, the Fund will be subject to a non-deductible 4% excise tax on the undistributed amount. For purposes of this excise tax, income on which the Fund pays income tax is treated as distributed. The Fund intends to make timely distributions in order to avoid this excise tax. For this purpose, dividends declared in October, November and December payable to shareholders of record on a specified date in October, November and December and paid in the following January will be treated as having been received by shareholders on December 31 of the calendar year in which declared. Under this rule, therefore, a shareholder may be taxed in the prior year on dividends or distributions actually received in January of the following year.

    It is anticipated that the net asset value per share of the Fund will remain constant. However, if the net asset value per share fluctuates, a shareholder may realize gain or loss upon the disposition of a share. Distributions of net investment income and net short-term gains will be taxable to the shareholder at ordinary income rates regardless of whether the shareholder receives such distributions in additional shares or cash. Any gain or loss realized upon a sale or redemption of shares by a shareholder who is not a dealer in securities will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and otherwise as short-term capital gain or loss. Any such loss, however, although otherwise treated as short-term capital loss, will be treated as long-term capital loss to the extent of any capital gain distributions received by the shareholder, if the shares have been held for six months or less. Futhermore, certain rules may apply which would limit the ability of the shareholder to recognize any loss if, for example, the shareholder replaced the shares within 30 days of the disposition of the shares. Because none of the Fund's net income is anticipated to arise from dividends on common or preferred stock, none of its distributions to shareholders will be eligible for the dividends received deduction for corporations under the Internal Revenue Code.

    Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Income tax treaties between certain countries and the United States may reduce or eliminate such taxes. It is impossible to determine in advance the effective rate of foreign tax to which the Fund will be subject, since the amount of the Fund's assets to be invested in various countries is not known.

    If the Fund is liable for foreign income taxes, and if more than 50% of the value of the Fund's assets consists of securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund, but there can be no assurance that the Fund will be able to do so. If the Fund does elect to "pass through" the foreign taxes paid, shareholders will be required to (i) include in gross income (in addition to taxable dividends actually received) their PRO RATA share of the foreign income taxes paid by the Fund; and (ii) treat their PRO RATA share of foreign income taxes as paid by them. Shareholders will then be permitted either to deduct their PRO RATA share of foreign income taxes in computing their taxable income or to claim a foreign tax credit against U.S. income taxes. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Foreign shareholders may not deduct or claim a credit for foreign tax unless the dividends paid to them by the Fund are effectively connected with a U.S. trade or business. Accordingly, a foreign shareholder may recognize additional taxable income as a result of the Fund's election to pass through the foreign taxes to shareholders.

    The amount of foreign taxes for which a shareholder may claim a credit in any year will generally be subject to a separate limitation for "passive income" which includes, among other things, dividends, interest and certain foreign currency gains. Gain from the sale of a security will be treated as derived from sources within the United States, potentially reducing the amount allowable as a credit under the limitation.

    Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year and, if so, such notification will designate (a) the shareholder's portion of the foreign taxes paid by the Fund and (b) the portion of the dividend which represents income derived from foreign sources.

    The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund.

    Under the laws of certain states, distributions of net income may be taxable to shareholders as income even though a portion of such distributions may be derived from interest on U.S. Government obligations which, if realized directly, would be exempt from state income taxes. Shareholders are advised to consult their tax advisers concerning the application of state and local taxes.

                              CALCULATION OF YIELD

    The Fund will prepare a current quotation of yield daily. The yield quoted will be the simple annualized yield for an identified seven calendar day period. The yield calculation will be based on a hypothetical account having a balance of exactly one share at the beginning of the seven-day period. The base period return will be the change in the value of the hypothetical account during the seven-day period, including dividends declared on any shares purchased with dividends on the shares, but excluding any capital changes, divided by the value of the account at the beginning of the base period. The yield will vary as interest rates and other conditions affecting money market instruments change. Yield also depends on the quality, length of maturity and type of instruments in the Fund's portfolio, and its operating expenses. The Fund also may prepare an effective annual yield computed by compounding the unannualized seven-day period return as follows: by adding 1 to the unannualized seven-day period return, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

    Effective yield = [(base period return+1)TO THE POWER OF 365/7]-1

    The yield and effective yield for the Fund based on the 7 days ended June 30, 1999 were 4.46% and 4.56%, respectively.

    Comparative performance information may be used from time to time in advertising or marketing the Fund's shares, including data from Lipper Analytical Services, Inc., Morningstar Publications, Inc., IBC Financial Data, Inc., The Bank Rate Monitor, other industry publications, business periodicals and market indices.

    The Fund's yield fluctuates, and an annualized yield quotation is not a representation by the Fund as to what an investment in the Fund will actually yield for any given period. Actual yields will depend upon not only changes in interest rates generally during the period in which the investment in the Fund is held, but also on changes in the Fund's expenses. Yield does not take into account any federal or state income taxes.

Portfolio of Investments as of     PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
June 30, 1999                      MONEY MARKET SERIES
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

Principal
Amount
(000)              Description             Value (Note 1)
------------------------------------------------------------
Bank Notes--14.6%
                American Express Centurion Bank
   $2,000       4.925%, 7/8/99(a)                   $  2,000,000
                Comerica Bank
    4,000       4.855%, 7/13/99(a)                     3,997,556
                First Union National Bank
    8,500       5.02%, 8/17/99(a)                      8,500,000
    3,000       4.995%, 8/18/99(a)                     3,000,000
                Key Bank N.A.
    4,000       5.05%, 7/19/99(a)                      4,003,083
    5,000       5.125%, 3/24/00                        4,996,317
                National City Bank of Cleveland
    4,200       5.1375%, 7/8/99(a)                     4,208,074
                Nationsbank N.A.
    3,000       4.96%, 7/1/99                          3,000,000
                Northern Trust Company Bank
    6,000       5.10%, 2/22/00                         5,998,505
                US Bank, N.A.
    7,000       4.895%, 7/8/99(a)                      6,999,627
                                                    ------------
                                                      46,703,162
------------------------------------------------------------
Certificates Of Deposit - Domestic--8.9%
                Chase Manhattan Bank
   10,000       5.365%, 5/22/00                        9,994,851
                U.S. Bank National Associates
    2,500       5.02%, 7/21/99(a)                      2,500,975
                Royal Bank of Canada
    5,000       4.97%, 2/4/00                          4,998,848
                Toronto Dominion
    6,000       5.00%, 2/4/00                          5,996,520
    5,000       5.02%, 2/4/00                          4,999,136
                                                    ------------
                                                      28,490,330
------------------------------------------------------------
Certificates Of Deposit - Yankee--5.3%
                Credit Communal De Belgique S.A.
    7,000       5.22%, 9/2/99                          7,000,000
                Deutsche Bank
    5,000       4.98%, 2/2/00                          4,999,143
                Royal Bank of Canada
    5,000       4.8275%, 7/6/99(a)                     4,999,665
                                                    ------------
                                                      16,998,808
Commercial Paper--47.0%
                Abb Treasury Centre (USA) Inc.
  $12,466       5.85%, 7/1/99                       $ 12,466,000
                ABN-AMRO North America Finance,
                   Inc.
   10,000       4.77%, 7/19/99                         9,976,150
                American General Finance Corp.
    3,000       5.19%, 8/20/99                         2,978,375
                Ameritech Capital Funding Corp.
   17,000       5.20%, 7/29/99                        16,931,245
                AON Corp.
    1,000       5.26%, 7/30/99                           995,763
                BankAmerica Corp.
    3,000       4.94%, 11/22/99                        2,940,720
                Bell Atlantic Network Funding
                   Corp.
    2,000       5.25%, 7/22/99                         1,993,875
                CIT Group Holdings, Inc.
    2,000       5.03%, 7/22/99                         1,994,132
                Countrywide Home Loan, Inc.
    2,000       5.35%, 8/16/99                         1,986,328
    3,000       5.23%, 8/19/99                         2,978,644
                Eastman Kodak Co.
    1,600       5.05%, 10/7/99                         1,578,004
                Falcon Asset Securitization Corp.
   13,340       5.25%, 8/12/99                        13,258,293
                FPL Group Capital Inc.
    2,000       5.25%, 8/20/99                         1,985,417
                General Electric Capital Corp.
    5,500       5.06%, 8/2/99                          5,475,262
    7,000       5.175%, 8/17/99                        6,952,706
                General Motors Acceptance Corp.
    7,800       5.07%, 8/16/99                         7,749,469
                ING America Insurance
                   Holdings, Inc.
    7,900       5.85%, 7/1/99                          7,900,000
                Mont Blanc Capital Corp.
    6,000       4.91%, 7/9/99                          5,993,453
                Monte Rosa Capital Corp.
    4,100       5.08%, 7/19/99                         4,089,586
    6,500       5.05%, 7/22/99                         6,480,852
    5,700       5.10%, 8/6/99                          5,670,930
                Old Line Funding Corp.
    7,000       5.10%, 7/23/99                         6,978,183

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-19

Portfolio of Investments as of     PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
June 30, 1999                      MONEY MARKET SERIES
-----------------------------------------------------------------------------
-----------------------------------------------------------------------------

Principal
Amount
(000)              Description             Value (Note 1)
------------------------------------------------------------
Commercial Paper (cont'd.)
                Panasonic Finance Inc.
  $16,000       5.80%, 7/1/99                       $ 16,000,000
                PNC Funding Corp.
    2,000       5.10%, 8/23/99                         1,984,983
                Salomon Smith Barney Holdings
                   Inc.
    3,200       5.05%, 8/11/99                         3,181,596
                                                    ------------
                                                     150,519,966
------------------------------------------------------------
Other Corporate Obligations--27.0%
                Abbey National Treasury
                   Services, PLC
    2,000       5.64%, 7/15/99                         2,000,286
                Associates Corp. of North America
    8,100       5.0965%, 7/29/99(a)                    8,094,361
    4,000       6.375%, 8/15/99                        4,006,089
    1,900       6.00%, 9/15/99(a)                      1,905,191
                BankAmerica Corp.
    7,600       5.395%, 8/2/99(a)                      7,610,560
    3,000       5.555%, 9/15/99(a)                     3,009,078
                Bishop's Gale Residental Mortgage
    2,000       5.14375%, 11/22/99                     2,000,000
                Commercial Credit Group Inc.
    2,500       5.75%, 7/15/00                         2,500,446
                First Union Corp.
    2,600       6.60%, 6/15/00                         2,623,349
                General Electric Capital Corp.
    4,000       5.04875%, 9/9/99                       4,000,000
                Goldman Sachs Group LP
   13,000       5.1875%, 8/9/99(a)
                   (cost $13,000,000; date
                   purchased 6/25/97)(c)              13,000,000
                John Hancock Cap. Corp.
    2,000       5.08%, 7/14/99(a)
                   (cost $2,000,000; date
                   purchased 1/12/99)(c)               2,000,000
                Restructured Asset Certificates
                   98-8-5
    9,000       4.93375%, 7/2/99(a)                    9,000,000
                Restructured Asset Securities
                   Enhanced Return 98MMIZ-3
    6,000       5.0525%, 7/12/99(a)                    6,000,000
                Strategic Money Market Trust
                   1999-B
    4,000       5.20375%, 9/15/99(a)                   4,000,000
                Strategic Money Market Trust
                   1998-A
    9,000       5.255%, 9/16/99(a)                     9,000,000
                Short Term Repackaged Asset Trust 1998-E
   $6,000       5.02%, 7/19/99(a)
                   (cost $6,000,000; date
                   purchased 9/23/98)(c)            $  6,000,000
                                                    ------------
                                                      86,749,360
------------------------------------------------------------
Total Investments--102.8%
                (amortized cost $329,461,626(b))     329,461,626
                Liabilities in excess of other
                   assets--(2.8%)                     (8,937,792)
                                                    ------------
                Net Assets--100%                    $320,523,834
                                                    ------------
                                                    ------------

---------------
(a) Variable rate instrument. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(b) The cost basis for federal income tax purposes is the same as that used for financial statement purposes.
(c) Private placement restricted as to resale and does not have a readily available market; the aggregate cost of such securities is $21,000,000. The aggregate value ($21,000,000) is approximately 6.6% of net assets.
The industry classification of portfolio holdings shown as a percentage of net assets as of June 30, 1999 was as follows:

Banks                                                   42.1%
Asset-Backed Securities                                 13.9
Electric & Equipment, Computer                           8.9
Bank Holding Companies-Domestic                          7.4
Personal Credit Institutions                             6.1
Electric, Industrial                                     5.9
Business Credit Institutions                             5.7
Security Brokers & Dealers                               5.0
Fire Marine, Casualty Insurance                          2.5
Motor Vehicle Parts                                      2.4
Mortgage Bankers                                         1.5
Life Insurance                                           0.6
Photographic Equipment                                   0.5
Accidential & Health                                     0.3
                                                       -----
                                                       102.8
Liabilities in excess of other assets                   (2.8)
                                                       -----
                                                         100%
                                                       -----
                                                       -----

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-20

                                     PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
Statement of Assets and Liabilities  MONEY MARKET SERIES
--------------------------------------------------------------------------------

Assets                                                                                                            June 30, 1999
                                                                                                                  -------------
Investments, at amortized cost which approximates market value..............................................      $329,461,626
Cash........................................................................................................           102,915
Receivable for Series shares sold...........................................................................         2,236,403
Interest receivable.........................................................................................         1,473,647
Prepaid expenses............................................................................................             3,900
                                                                                                                  -------------
   Total assets.............................................................................................       333,278,491
                                                                                                                  -------------
Liabilities
Payable for Series shares reacquired........................................................................         5,239,508
Payable for investments purchased...........................................................................         7,000,000
Management fee payable......................................................................................           138,871
Accrued expenses............................................................................................            93,505
Dividends payable...........................................................................................           282,773
                                                                                                                  -------------
   Total liabilities........................................................................................        12,754,657
                                                                                                                  -------------
Net Assets..................................................................................................      $320,523,834
                                                                                                                  -------------
                                                                                                                  -------------
Net assets were comprised of:
   Common stock, $0.001 par value per share.................................................................      $    320,524
   Paid-in capital in excess of par.........................................................................       320,203,310
                                                                                                                  -------------
Net assets, June 30, 1999...................................................................................      $320,523,834
                                                                                                                  -------------
                                                                                                                  -------------
Net asset value, offering price and redemption price per share
   ($320,523,834 / 320,523,834 shares of common stock issued and outstanding; two billion shares
   authorized)..............................................................................................             $1.00

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-21

PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
MONEY MARKET SERIES
Statement of Operations
------------------------------------------------------------

                                                  Year Ended
Net Investment Income                            June 30, 1999
Income
   Interest and discount earned...............    $17,670,085
                                                 -------------
Expenses
   Management fee.............................      1,650,674
   Transfer agent's fees and expenses.........        277,000
   Custodian's fees and expenses..............         65,000
   Reports to shareholders....................         45,000
   Registration fees..........................         40,000
   Audit fee..................................         25,000
   Legal fees.................................         15,000
   Directors' fees............................         11,250
   Insurance expense..........................          3,500
   Miscellaneous..............................          2,691
                                                 -------------
      Total expenses..........................      2,135,115
                                                 -------------
Net investment income.........................     15,534,970
Realized Gain on Investments
Net realized gain on investment
   transactions...............................         21,888
                                                 -------------
Net Increase in Net Assets
Resulting from Operations.....................    $15,556,858
                                                 -------------
                                                 -------------


PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
MONEY MARKET SERIES
Statement of Changes in Net Assets
------------------------------------------------------------

Increase (Decrease)                   Year Ended June 30,
in Net Assets                       1999               1998
Operations
   Net investment income.....  $    15,534,970    $    12,074,703
   Net realized gain on
      investment
      transactions...........           21,888              2,146
                               ---------------    ---------------
   Net increase in net assets
      resulting from
      operations.............       15,556,858         12,076,849
                               ---------------    ---------------
Dividends and distributions
   to shareholders (Note
   1)........................      (15,556,858)       (12,076,849)
                               ---------------    ---------------
Series share transactions
   (at $1 per share)
   Proceeds from shares
      subscribed.............    1,651,788,988      1,699,631,087
   Net asset value of shares
      issued to shareholders
      in reinvestment of
      dividends and
      distributions..........       12,820,482          9,918,808
   Cost of shares
      reacquired.............   (1,558,565,530)    (1,756,926,128)
                               ---------------    ---------------
   Net increase (decrease) in
      net assets from Series
      share transactions.....      106,043,940        (47,376,233)
                               ---------------    ---------------
Total increase (decrease)....      106,043,940        (47,376,233)
Net Assets
Beginning of year............      214,479,894        261,856,127
                               ---------------    ---------------
End of year..................  $   320,523,834    $   214,479,894
                               ---------------    ---------------
                               ---------------    ---------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-22

                                     PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
Notes to Financial Statements        MONEY MARKET SERIES
--------------------------------------------------------------------------------
Prudential Special Money Market Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company consisting of only the Money Market Series (the "Series"). Investment operations of the Series commenced on January 22, 1990.
The investment objective of the Series is high current income consistent with the preservation of principal and liquidity. The Series invests in a diversified portfolio of high quality money market securities maturing in 13 months or less. The ability of issuers of securities held by the Series to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Securities Valuation: Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method of valuation involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. If the amortized cost method is determined not to represent fair value, the value shall be determined by or under the discretion of the Board of Trustees.
The Fund may hold up to 10% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law ("restricted securities"). None of the issues of restricted securities held by the Fund at June 30, 1999 include registration rights under which the Fund may demand registration by the issuer.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management. Net investment income of the Series consists of accrued interest and amortizations of premiums and discounts, plus or minus any gains or losses realized on sales of portfolio securities, and less the estimated expenses of the Series applicable to the dividend period.
Federal Income Taxes: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders. Therefore, no federal income tax provision is required. The cost of portfolio securities for federal income tax purposes is substantially the same as the cost for financial reporting purposes. Dividends and Distributions: The Fund declares daily and pays monthly dividends from net investment income and short-term capital gains.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Investments Fund Management LLC ("PIFM"). Pursuant to this agreement, PIFM has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PIFM has entered into a subadvisory agreement with The Prudential Investment Corporation ("PIC"); PIC furnishes investment advisory services in connection with the management of the Fund. PIFM pays for the cost of the subadviser's services, the compensation of officers and employees of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid to PIFM is computed daily and payable monthly at an annual rate of .50% of the average daily net assets of the Fund.
The Fund has a distribution agreement with Prudential Investment Management Servicies LLC ("PIMS"), where PIMS acts as the distributor of the shares of the Series and serves the Fund without compensation.
PIFM, PIC and PIMS are indirect wholly owned subsidiaries of The Prudential Insurance Company of America.
------------------------------------------------------------
Note 3. Other Transactions With Affiliates
Prudential Mutual Fund Servicies LLC ("PMFS"), a wholly owned subsidiary of PIFM, serves as the Fund's transfer agent. During the fiscal year ended June 30, 1999, the Series incurred fees of approximately $270,100 for the services of PMFS. As of June 30, 1999, approximately $22,600 of such fees were owed to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out of pocket expenses paid to nonaffiliates. At June 30, 1999, PMFS held 186 shares of the Series.
--------------------------------------------------------------------------------

                                     PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
Financial Highlights                 MONEY MARKET SERIES
--------------------------------------------------------------------------------

                                                                                    Year Ended June 30,
                                                                ------------------------------------------------------------
                                                                  1999         1998         1997         1996         1995
                                                                --------     --------     --------     --------     --------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year...........................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
Net investment income and net realized gains.................       .047         .050         .049         .051         .049
Dividends and distributions..................................      (.047)       (.050)       (.049)       (.051)       (.049)
                                                                --------     --------     --------     --------     --------
Net asset value, end of year.................................   $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                                --------     --------     --------     --------     --------
                                                                --------     --------     --------     --------     --------
TOTAL RETURN(a):.............................................       4.80%        5.11%        4.96%        5.19%        5.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000)................................   $320,524     $214,480     $261,856     $263,168     $359,197
Average net assets (000).....................................   $330,135     $239,047     $298,821     $326,849     $416,899
Ratios to average net assets:
   Expenses..................................................        .65%         .75%         .71%         .73%         .70%
   Net investment income.....................................       4.71%        5.05%        4.86%        5.07%        4.93%

---------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
--------------------------------------------------------------------------------
See Notes to Financial Statements.     B-24

                                     PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
Report of Independent Accountants    MONEY MARKET SERIES
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors
Prudential Special Money Market Fund, Inc.
Money Market Series

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential Special Money Market Fund, Inc.--Money Market Series (the "Fund") at June 30, 1999, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above. The accompanying financial highlights for each of the two years in the period ended June 30, 1996 were audited by other independent accountants, whose opinion dated August 15, 1996 was unqualified.

PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York
August 18, 1999

                                     PRUDENTIAL SPECIAL MONEY MARKET FUND, INC.
Important Notice for Shareholders (Unaudited)              MONEY MARKET SERIES
--------------------------------------------------------------------------------
We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that none of the dividends paid by the Fund qualify for state tax exclusion.

                  APPENDIX I--DESCRIPTION OF SECURITY RATINGS

BOND RATINGS

    MOODY'S INVESTORS SERVICE--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future. Moody's applies numerical modifiers "1", "2" and "3" in each generic rating classification from Aa through B in its corporate bond rating system. The modifier "1" indicates that the company ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the company ranks in the lower end of its generic rating category.

    STANDARD & POOR'S RATINGS GROUP--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    DUFF AND PHELPS CREDIT RATING CO.--The following summarizes the ratings used by Duff & Phelps for long-term debt:

       "AAA": Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

       "AA+", "AA" or "AA-": High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       "A+", "A" or "A-": Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

    FITCH IBCA--The following summarizes the ratings used by Fitch IBCA for long-term debt:

       "AAA": Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

       "AA": Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

       "A": High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

       "BBB": Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the "AAA" long-term rating category or to categories below "CCC".

COMMERCIAL PAPER RATINGS

    Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Issuers rated "Prime-1" (or supporting institutions) have a superior ability for

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
repayment of senior short-term debt obligations. Issuers rated "Prime-2" (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. Issuers rated "Prime-3" (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.

    An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The designation A-1 indicates that the degree of safety regarding timely payment is strong. A "+" designation is applied to those issues rated A-1 which possess extremely strong safety characteristics. Capacity for timely payment on issues with the designation A-2 is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1. Issues carrying the designation A-3 have adequate capacity for timely payment. They are however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

    The following summarizes the ratings used by Duff & Phelps for short-term debt, which apply to all obligations with maturities of under one year, including commercial paper.

    D-1+: Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding and safety is just below risk-free U.S. Treasury short-term obligations.

    D-1: Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

    D-1-: High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

    D-2: Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

    D-3: Satisfactory liquidity and other protection factors qualify issue as to investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

    The following summarizes the ratings used by Fitch IBCA for short-term debt, which apply to most obligations with maturities of less than 12 months, or up to three years for U.S. public finance securities:

    "F1": Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

    "F2": Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

    "F3": Fair credit quality. The capacity for timely payment of financial commitments is adequate, however, near-term adverse changes could result in a reduction to non-investment grade.

    "B": Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

    "C": High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

    "D": Default. Denotes actual or imminent payment default.

"+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to short-term ratings other than "F1".

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
                APPENDIX II--INFORMATION RELATING TO PRUDENTIAL

    Set forth below is information relating to The Prudential Insurance Company of America (Prudential) and its subsidiaries as well as information relating to the Prudential Mutual Funds. See "How the Fund is Managed--Manager" in Prudential Utility Fund's Prospectus and "How the Funds are Managed--Manager" in the other Funds' Prospectus. The data will be used in sales materials relating to the Prudential Mutual Funds. Unless otherwise indicated, the information is as of December 31, 1997 and is subject to change thereafter. All information relies on data provided by The Prudential Investment Corporation (PIC) or from other sources believed by the Manager to be reliable. Such information has not been verified by the Fund.

INFORMATION ABOUT PRUDENTIAL

    The Manager and PIC(1) are subsidiaries of Prudential, which is one of the largest diversified financial services institutions in the world and, based on total assets, the largest insurance company in North America as of December 31, 1997. Principal products and services include life and health insurance, other healthcare products, property and casualty insurance, securities brokerage, asset management, investment advisory services and real estate brokerage. Prudential (together with its subsidiaries) employs more than 79,000 persons worldwide, and maintains a sales force of approximately 10,100 agents and 6,500 domestic and international financial advisors. Prudential is a major issuer of annuities, including variable annuities. Prudential seeks to develop innovative products and services to meet consumer needs in each of its business areas. Prudential uses the rock of Gibraltar as its symbol. The Prudential rock is a recognized brand name throughout the world.

    INSURANCE. Prudential has been engaged in the insurance business since 1875. It insures or provides financial services to nearly 40 million people worldwide. Long one of the largest issuers of life insurance, Prudential has 25 million life insurance policies in force today with a face value of almost $1 trillion. Prudential has the largest capital base ($12.1 billion) of any life insurance company in the United States. Prudential provides auto insurance for more than
1.5 million cars and insures approximately 1.2 million homes.

    MONEY MANAGEMENT. Prudential is one of the largest pension fund managers in the country, providing pension services to 1 in 3 Fortune 500 firms. It manages $36 billion of individual retirement plan assets, such as 401(k) plans. As of December 31, 1997, Prudential had more than $370 billion in assets under management. Prudential Investments, a business group of Prudential (of which Prudential Mutual Funds is a key part), manages over $211 billion in assets of institutions and individuals. In INSTITUTIONAL INVESTOR, July 1998, Prudential was ranked eighth in terms of total assets under management as of December 31, 1997.

    REAL ESTATE. The Prudential Real Estate Affiliates is one of the leading real estate residential and commercial brokerage networks in North America and has more than 37,000 real estate brokers and agents with over 1,400 offices across the United States.

    HEALTHCARE. Over two decades ago, Prudential introduced the first federally-funded, for-profit HMO in the country. Today, approximately 4.9 million Americans receive healthcare from a Prudential managed care membership.(2)

    FINANCIAL SERVICES. The Prudential Savings Bank FSB, a wholly-owned subsidiary of Prudential, has nearly $1 billion in assets and serves nearly 1.5 million customers across 50 states.

INFORMATION ABOUT THE PRUDENTIAL MUTUAL FUNDS

    As of November 30, 1998, Prudential Investments Fund Management was the eighteenth largest mutual fund company in the country, with over 2.5 million shareholders invested in more than 50 mutual fund portfolios and variable annuities with more than 3.7 million shareholder accounts.

    The Prudential Mutual Funds have over 30 portfolio managers who manage over $55 billion in mutual fund and variable annuity assets. Some of Prudential's portfolio managers have over 20 years of experience managing investment portfolios.

------------

    (1)PIC serves as the Subadviser to substantially all of the Prudential Mutual Funds. Wellington Management Company serves as the subadviser to Global Utility Fund, Inc., Nicholas-Applegate Capital Management as the subadviser to Nicholas-Applegate Fund, Inc., Jennison Associates LLC as one of the subadvisers to Prudential Diversified Funds, Prudential 20/20 Focus Fund and The Prudential Investment Portfolios, Inc. and Mercator Asset Management LP as the subadviser to International Stock Series, a portfolio of Prudential World Fund, Inc. There are multiple subadvisers for The Target Portfolio Trust.

    (2)On December 10, 1998, Prudential announced its intention to sell Prudential Health Care to Aetna Inc. for $1 billion.

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
    From time to time, there may be media coverage of portfolio managers and other investment professionals associated with the Manager and the Subadviser in national and regional publications, on television and in other media. Additionally, individual mutual fund portfolios are frequently cited in surveys conducted by national and regional publications and media organizations such as THE WALL STREET JOURNAL, THE NEW YORK TIMES, BARRON'S and USA TODAY.

    EQUITY FUNDS. Prudential Equity Fund is managed with a "value" investment style by PIC. In 1995, Prudential Securities introduced Prudential Jennison Growth Fund, a growth-style equity fund managed by Jennison Associates LLC, a premier institutional equity manager and a subsidiary of Prudential.

    HIGH YIELD FUNDS. Investing in high yield bonds is a complex and research intensive pursuit. A separate team of high yield bond analysts monitor approximately 200 issues held in the Prudential High Yield Fund (currently the largest fund of its kind in the country) along with 100 or so other high yield bonds, which may be considered for purchase.(3) Non-investment grade bonds, also known as junk bonds or high yield bonds, are subject to a greater risk of loss of principal and interest including default risk than higher-rated bonds. Prudential high yield portfolio managers and analysts meet face-to-face with almost every bond issuer in the High Yield Fund's portfolio annually, and have additional telephone contact throughout the year.

    Prudential's portfolio managers are supported by a large and sophisticated research organization. Investment grade bond analysts monitor the financial viability of different bond issuers in the investment grade corporate and municipal bond markets-- from IBM to small municipalities, such as Rockaway Township, New Jersey. These analysts consider among other things sinking fund provisions and interest coverage ratios.

    Prudential's portfolio managers and analysts receive research services from almost 200 brokers and market service vendors. They also receive nearly 100 trade publications and newspapers--from PULP AND PAPER FORECASTER to WOMEN'S WEAR DAILY--to keep them informed of the industries they follow.

    Prudential Mutual Funds' traders scan over 100 computer monitors to collect detailed information on which to trade. From natural gas prices in the Rocky Mountains to the results of local municipal elections, a Prudential portfolio manager or trader is able to monitor it if it's important to a Prudential Mutual Fund.

    Prudential Mutual Funds trade billions in U.S. and foreign government securities a year. PIC seeks information from government policy makers. Prudential's portfolio managers met with several senior U.S. and foreign government officials, on issues ranging from economic conditions in foreign countries to the viability of index-linked securities in the United States.

INFORMATION ABOUT PRUDENTIAL SECURITIES

    Prudential Securities is the fifth largest retail brokerage firm in the United States with approximately 6,000 financial advisors. It offers to its clients a wide range of products, including Prudential Mutual Funds and Annuities. As of December 31, 1998, assets held by Prudential Securities for its clients approximated $268 billion. During 1998, over 31,000 new customer accounts were opened each month at Prudential Securities.(4)

    Prudential Securities has a two-year Financial Advisor training program plus advanced education programs, including Prudential Securities "university," which provides advanced education in a wide array of investment and financial planning areas.

    In addition to training, Prudential Securities provides its financial advisors with access to firm economists and market analysts. It has also developed proprietary tools for use by financial advisors, including the Financial ArchitectsSFinancial Advisors to evaluate a client's objectives and overall financial plan, and a comprehensive mutual fund information and analysis system that compares different mutual funds.

    For more complete information about any of the Prudential Mutual Funds, including charges and expenses, call your Prudential Securities financial adviser or Pruco/Prudential representative for a free prospectus. Read it carefully before you invest or send money.

------------

    (3)As of December 31, 1997. The number of bonds and the size of the Fund are subject to change.

    (4)As of December 31, 1998.

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